Execution Copy
                                                                  --------------







                              AMENDED AND RESTATED
                              --------------------
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                    ----------------------------------------



                          Dated as of October 10, 2003

                                      among


                         IESI CORPORATION (the "Parent")
                and its Subsidiaries listed on Schedule 2 hereto
                        (collectively, the "Borrowers"),



                    THE LENDERS LISTED ON SCHEDULE 1 HERETO,



                  FLEET NATIONAL BANK, as Administrative Agent


                                       and


             LASALLE BANK NATIONAL ASSOCIATION, as Syndication Agent

                                      with

                       FLEET SECURITIES, INC., as Arranger

                                TABLE OF CONTENTS


1.   DEFINITIONS AND RULES OF INTERPRETATION.........................................................1
     ---------------------------------------
         1.1.   Definitions..........................................................................1
                -----------
         1.2.   Rules of Interpretation..............................................................23
                -----------------------

2.   THE REVOLVING CREDIT FACILITY...................................................................24
     -----------------------------
         2.1.   Commitment to Lend...................................................................24
                ------------------
         2.2.   Increase in Total Revolving Credit Commitment........................................25
                ---------------------------------------------
         2.3.   Commitment Fee.......................................................................25
                --------------
         2.4.   Reduction of Total Revolving Credit Commitment.......................................26
                ----------------------------------------------
         2.5.   Evidence of Debt; Revolving Credit Notes.............................................26
                ----------------------------------------
         2.6.   Interest on Revolving Credit Loans...................................................27
                ----------------------------------
         2.7.   Requests for Revolving Credit Loans..................................................28
                -----------------------------------
         2.8.   Conversion Options...................................................................28
                ------------------
                  2.8.1.   Conversion to Different Type of Revolving Credit Loan.....................28
                           -----------------------------------------------------
                  2.8.2.   Continuation of Type of Revolving Credit Loan.............................28
                           ---------------------------------------------
                  2.8.3.   Eurodollar Rate Loans.....................................................29
                           ---------------------
         2.9.   Funds for Revolving Credit Loans.....................................................29
                --------------------------------
                  2.9.1.   Funding Procedures........................................................29
                           ------------------
                  2.9.2.   Advances by Administrative Agent..........................................29
                           --------------------------------
         2.10.   Swing Line Loans; Settlements.......................................................30
                 -----------------------------
         2.11.   Repayment of the Revolving Credit Loans.............................................32
                 ---------------------------------------
                  2.11.1.   Maturity.................................................................32
                            --------
                  2.11.2.   Mandatory Repayment of the Revolving Credit Loans........................33
                            -------------------------------------------------
                  2.11.3.   Optional Prepayment of the Revolving Credit Loans........................33
                            -------------------------------------------------

3.   THE TERM LOAN...................................................................................34
     -------------
         3.1.   Initial Funding......................................................................34
                ---------------
         3.2.   Increase in Term Loan Amount.........................................................34
                ----------------------------
         3.3.   Evidence of Debt; The Term Notes.....................................................34
                --------------------------------
         3.4.   Schedule of Installment Payments of Principal of Term Loan...........................35
                ----------------------------------------------------------
         3.5.   Optional Prepayment of Term Loan.....................................................36
                --------------------------------
         3.6.   Mandatory Prepayments of the Term Loan...............................................36
                --------------------------------------
                  3.6.1.   Asset Sales...............................................................36
                           -----------
                  3.6.2.   Debt Issuance.............................................................37
                           -------------
                  3.6.3.   Equity Issuance...........................................................37
                           ---------------
                  3.6.4.   Excess Operating Cash Flow................................................37
                           --------------------------
                  3.6.5.   Payment Provisions........................................................37
                           ------------------


                                      -ii-

         3.7.   Interest on Term Loan................................................................38
                ---------------------
                  3.7.1.   Interest Rates............................................................38
                           --------------
                  3.7.2.   Notification by Borrowers.................................................38
                           -------------------------
                  3.7.3.   Amounts, etc..............................................................38
                           -------------

4.   LETTERS OF CREDIT...............................................................................39
     -----------------
         4.1.   Letter of Credit Commitments.........................................................39
                ----------------------------
                  4.1.1.   Commitment to Issue Letters of Credit.....................................39
                           -------------------------------------
                  4.1.2.   Letter of Credit Applications.............................................39
                           -----------------------------
                  4.1.3.   Terms of Letters of Credit................................................39
                           --------------------------
                  4.1.4.   Reimbursement Obligations of Revolving Credit Lenders.....................40
                           -----------------------------------------------------
                  4.1.5.   Participations of Revolving Credit Lenders................................40
                           ------------------------------------------
         4.2.   Reimbursement Obligation of the Borrowers............................................40
                -----------------------------------------
         4.3.   Letter of Credit Payments............................................................41
                -------------------------
         4.4.   Obligations Absolute.................................................................42
                --------------------
         4.5.   Reliance by Issuer...................................................................42
                ------------------
         4.6.   Letter of Credit Fee.................................................................43
                --------------------

5.   CERTAIN GENERAL PROVISIONS......................................................................43
     --------------------------
         5.1.   Fees.................................................................................43
                ----
         5.2.   Funds for Payments...................................................................43
                ------------------
                  5.2.1.   Payments to Administrative Agent..........................................43
                           --------------------------------
                  5.2.2.   No Offset, etc............................................................44
                           ---------------
                  5.2.3.   Non-U.S. Lenders..........................................................44
                           -----------------
         5.3.   Computations.........................................................................45
                ------------
         5.4.   Inability to Determine Eurodollar Rate...............................................45
                --------------------------------------
         5.5.   Illegality...........................................................................46
                ----------
         5.6.   Additional Costs, etc................................................................46
                ---------------------
         5.7.   Capital Adequacy.....................................................................47
                ----------------
         5.8.   Certificate..........................................................................48
                -----------
         5.9.   Indemnity............................................................................48
                ---------
         5.10.   Default Interest....................................................................48
                 ----------------
         5.11.   Concerning Joint and Several Liability of the Borrowers.............................49
                 -------------------------------------------------------
       ss.5.12.  Interest Limitation.................................................................52
                 -------- ----------

6.   COLLATERAL SECURITY.............................................................................52
     -------------------

7.   REPRESENTATIONS AND WARRANTIES..................................................................52
     ------------------------------
         7.1.   Corporate Authority..................................................................52
                -------------------
                  7.1.1.   Incorporation; Good Standing..............................................53
                           ----------------------------
                  7.1.2.   Authorization.............................................................53
                           -------------
                  7.1.3.   Enforceability............................................................53
                           --------------
         7.2.   Governmental Approvals...............................................................53
                ----------------------
         7.3.   Title to Properties; Leases..........................................................53
                ---------------------------
         7.4.   Financial Statements and Projections.................................................53
                ------------------------------------


                                     -iii-

                  7.4.1.   Fiscal Year...............................................................54
                           -----------
                  7.4.2.   Financial Statements......................................................54
                           --------------------
                  7.4.3.   Solvency..................................................................54
                           --------
         7.5.   No Material Adverse Changes, etc.....................................................54
                --------------------------------
         7.6.   Franchises, Patents, Copyrights, etc.................................................54
                ------------------------------------
         7.7.   Litigation...........................................................................54
                ----------
         7.8.   No Materially Adverse Contracts, etc.................................................54
                ------------------------------------
         7.9.   Compliance with Other Instruments, Laws, etc.........................................55
                --------------------------------------------
         7.10.   Tax Status..........................................................................55
                 ----------
         7.11.   No Event of Default.................................................................55
                 -------------------
         7.12.   Holding Company and Investment Company Acts.........................................55
                 -------------------------------------------
         7.13.   Absence of Financing Statements, etc................................................55
                 ------------------------------------
         7.14.   Perfection of Security Interest.....................................................55
                 -------------------------------
         7.15.   Certain Transactions................................................................56
                 --------------------
         7.16.   Employee Benefit Plans..............................................................56
                 ----------------------
                  7.16.1.   In General...............................................................56
                            ----------
                  7.16.2.   Terminability of Welfare Plans...........................................56
                            ------------------------------
                  7.16.3.   Guaranteed Pension Plans.................................................56
                            ------------------------
                  7.16.4.   Multiemployer Plans......................................................57
                            -------------------
         7.17.   Use of Proceeds.....................................................................57
                 ---------------
                  7.17.1.   General..................................................................57
                            -------
                  7.17.2.   Regulations U and X......................................................57
                            -------------------
                  7.17.3.   Ineligible Securities....................................................57
                            ---------------------
         7.18.   Environmental Compliance............................................................58
                 ------------------------
         7.19.   Subsidiaries, etc...................................................................59
                 -----------------
         7.20.   Disclosure..........................................................................59
                 ----------
         7.21.   Capitalization......................................................................59
                 --------------
         7.22.   Foreign Assets Control Regulations, Etc.............................................60
                 ----------------------------------------
         7.23.   Obligations Constitute "Senior Indebtedness"........................................60
                 ---------------------------------------------
         7.24.   Guarantees of De Minimis Subsidiaries...............................................60
                 --------------------------------------

8.   AFFIRMATIVE COVENANTS...........................................................................61
     ---------------------
         8.1.   Punctual Payment.....................................................................61
                ----------------
         8.2.   Maintenance of Office................................................................61
                ---------------------
         8.3.   Records and Accounts.................................................................61
                --------------------
         8.4.   Financial Statements, Certificates and Information...................................61
                --------------------------------------------------
         8.5.   Notices..............................................................................63
                -------
                  8.5.1.   Defaults..................................................................63
                           --------
                  8.5.2.   Environmental Events......................................................63
                           --------------------
                  8.5.3.   Notification of Claim against Collateral..................................64
                           ----------------------------------------
                  8.5.4.   Notice of Litigation and Judgments........................................64
                           ----------------------------------
                  8.5.5 .  Notices Concerning Tax Treatment..........................................64
                           --------------------------------
         8.6.   Legal Existence; Maintenance of Properties...........................................64
                ------------------------------------------
         8.7.   Insurance............................................................................65
                ---------


                                      -iv-

         8.8.   Taxes................................................................................65
                -----
         8.9.   Inspection of Properties and Books, etc..............................................65
                ---------------------------------------
                  8.9.1.   General...................................................................65
                           -------
                  8.9.2.   Communications with Accountants...........................................65
                           -------------------------------
         8.10.   Compliance with Laws, Contracts, Licenses, and Permits..............................66
                 ------------------------------------------------------
         8.11.   Employee Benefit Plans..............................................................66
                 ----------------------
         8.12.   Use of Proceeds.....................................................................66
                 ---------------
         8.13.   Interest Rate Protection............................................................66
                 ------------------------
         8.14.   New Borrowers.......................................................................67
                 -------------
         8.15.   Subsidiaries........................................................................67
                 ------------
         8.16.   Closure and Post Closure Liabilities................................................67
                 ------------------------------------
         8.17.   Further Assurances..................................................................67
                 ------------------
         8.18.   Environmental Indemnification.......................................................67
                 -----------------------------
         8.19.   Seneca Meadows Financials...........................................................68
                 -------------------------

9.   CERTAIN NEGATIVE COVENANTS......................................................................68
     --------------------------
         9.1.   Restrictions on Indebtedness.  ......................................................68
                ----------------------------
         9.2.   Restrictions on Liens................................................................69
                ---------------------
         9.3.   Restrictions on Investments..........................................................71
                ---------------------------
         9.4.   Restricted Payments; Amendments to Documents.........................................72
                --------------------------------------------
         9.5.   Merger, Consolidation and Disposition of Assets......................................73
                -----------------------------------------------
                  9.5.1.   Mergers and Acquisitions..................................................73
                           ------------------------
                  9.5.2.   Disposition of Assets.....................................................74
                           ---------------------
         9.6.   Sale and Leaseback...................................................................74
                ------------------
         9.7.   Subordinated Debt....................................................................74
                -----------------
         9.8.   Employee Benefit Plans...............................................................75
                ----------------------
         9.9.   Business Activities..................................................................76
                -------------------
         9.10.   Fiscal Year.........................................................................76
                 -----------
         9.11.   Transactions with Affiliates........................................................76
                 ----------------------------
         9.12.   New Franchise Agreements............................................................76
                 ------------------------

10.   FINANCIAL COVENANTS............................................................................76
      -------------------
         10.1.   Leverage Ratio......................................................................76
                 --------------
         10.2.   Senior Leverage Ratio...............................................................76
                 ---------------------
         10.3.   Interest Coverage...................................................................76
                 -----------------
         10.4.   Consolidated Net Worth..............................................................77
                 ----------------------
         10.5.   Capital Expenditures................................................................77
                 --------------------

11.   CLOSING CONDITIONS.............................................................................77
      ------------------
         11.1.   Loan Documents......................................................................77
                 --------------
         11.2.   Certified Copies of Governing Documents.............................................77
                 ---------------------------------------
         11.3.   Corporate or Other Action...........................................................77
                 -------------------------
         11.4.   Incumbency Certificate..............................................................78
                 ----------------------
         11.5.   Validity of Liens...................................................................78
                 -----------------
         11.6.   Perfection Certificates and UCC Search Results......................................78
                 ----------------------------------------------


                                      -v-

         11.7.   Certificates of Insurance...........................................................78
                 -------------------------
         11.8.   Leverage Ratio and Senior Leverage Ratio............................................78
                 ----------------------------------------
         11.9.   Receipt of the Preferred Stock Proceeds.............................................78
                 ---------------------------------------
         11.10.   Subordinated Debt..................................................................79
                  -----------------
         11.11.   Financial Statements and Projections...............................................79
                  ------------------------------------
         11.12.   Projections.  .....................................................................79
                  -----------
         11.13.   Opinions of Counsel................................................................79
                  -------------------
         11.14.   Environmental Permit Certificate...................................................80
                  --------------------------------
         11.15.   Seneca Meadows Acquisition.........................................................80
                  --------------------------
         11.16.   Environmental Assessment of Seneca Meadows Landfill................................80
                  ---------------------------------------------------
         11.17.   Payment of Fees....................................................................80
                  ---------------
         11.18.   Payoff.............................................................................80
                  ------
         11.19.   Patriot Act........................................................................80
                  -----------

12.   CONDITIONS TO ALL BORROWINGS...................................................................80
      ----------------------------
         12.1.   Representations True; No Event of Default...........................................80
                 -----------------------------------------
         12.2.   No Legal Impediment.................................................................81
                 -------------------
         12.3.   Proceedings and Documents...........................................................81
                 -------------------------
         12.4.   Subordinated Debt Compliance Certificate............................................81
                 ----------------------------------------


13.   EVENTS OF DEFAULT; ACCELERATION; ETC...........................................................81
      ------------------------------------
         13.1.   Events of Default and Acceleration..................................................81
                 ----------------------------------
         13.2.   Termination of Commitments..........................................................84
                 --------------------------
         13.3.   Remedies............................................................................85
                 --------
         13.4.   Distribution of Collateral Proceeds.................................................85
                 -----------------------------------

14.   THE AGENTS.....................................................................................86
      ----------
         14.1.   Authorization.......................................................................86
                 -------------
         14.2.   Employees and Administrative Agent..................................................87
                 ----------------------------------
         14.3.   No Liability........................................................................87
                 ------------
         14.4.   No Representations..................................................................87
                 ------------------
                  14.4.1.   General..................................................................87
                            -------
                  14.4.2.   Closing Documentation, etc...............................................87
                            --------------------------
         14.5.   Payments............................................................................88
                 --------
                  14.5.1.   Payments to Administrative Agent.........................................88
                            --------------------------------
                  14.5.2.   Distribution by Administrative Agent.....................................88
                            ------------------------------------
                  14.5.3.   Delinquent Lenders.......................................................88
                            ------------------
         14.6.   Holders of Notes....................................................................89
                 ----------------
         14.7.   Indemnity...........................................................................89
                 ---------
         14.8.   Administrative Agent as Lender......................................................89
                 ------------------------------
         14.9.   Resignation.........................................................................89
                 -----------
         14.10.   Notification of Defaults and Events of Default.....................................90
                  ----------------------------------------------
         14.11.   Duties in the Case of Enforcement..................................................90
                  ---------------------------------
         14.12.   Administrative Agent May File Proofs of Claim......................................90
                  ---------------------------------------------


                                      -vi-

         14.13.   Duties of Syndication Agent........................................................91
                  ---------------------------

15.   ASSIGNMENT AND PARTICIPATION...................................................................91
      ----------------------------
         15.1.   General Conditions..................................................................91
                 ------------------
         15.2 .  Assignments.........................................................................92
                 -----------
         15.3.   Register............................................................................93
                 --------
         15.4.   Participations......................................................................93
                 --------------
         15.5.   Payments to Participants............................................................93
                 ------------------------
         15.6.   Miscellaneous Assignment Provisions.................................................94
                 -----------------------------------
         15.7.   Assignee or Participant Affiliated with the Borrowers...............................94
                 -----------------------------------------------------
         15.8.   Special Purpose Funding Vehicle.....................................................94
                 -------------------------------

16.   PROVISIONS OF GENERAL APPLICATIONS.............................................................95
      ----------------------------------
         16.1.   Setoff..............................................................................95
                 ------
         16.2.   Expenses............................................................................96
                 --------
         16.3.   Indemnification.....................................................................97
                 ---------------
         16.4.   Treatment of Certain Confidential Information.......................................97
                 ---------------------------------------------
                  16.4.1.   Confidentiality..........................................................97
                            ---------------
                  16.4.2.   Prior Notification.......................................................98
                            ------------------
                  16.4.3.   Other....................................................................99
                            -----
         16.5.   Survival of Covenants, Etc..........................................................99
                 --------------------------
         16.6.   Notices.............................................................................99
                 -------
         16.7.     Governing Law.....................................................................100
                   -------------
         16.8.   Headings............................................................................101
                 --------
         16.9.   Counterparts........................................................................101
                 ------------
         16.10.   Entire Agreement, Etc..............................................................101
                  ---------------------
         16.11.   Waiver of Jury Trial...............................................................101
                  --------------------
         16.12.   Consents, Amendments, Waivers, Etc.................................................101
                  ----------------------------------
         16.13.   Borrowers' Representative..........................................................103
                  -------------------------
         16.14.   Severability.......................................................................103
                  ------------

17.   PARI PASSU TREATMENT...........................................................................103
      --------------------

18.   PRIOR CREDIT AGREEMENT.........................................................................104
      ----------------------


                                    Exhibits
                                    --------



Exhibit A                  Form of Loan Request
------- -
Exhibit B                  Form of Swingline Note
------- -
Exhibit C                  Form of Compliance Certificate
------- -
Exhibit D                  Form of Joinder Agreement
------- -
Exhibit E                  Form of Environmental Permit Certificate
------- -
Exhibit F                  Form of Assignment and Acceptance
------- -
Exhibit G                  Form(s) of Subordinated Debt
------- -
Exhibit H                  Form of Subordinated Debt Compliance Certificate
------- -



                                    Schedules
                                    ---------

Schedule 1                 Lenders and Commitments
-------- -
Schedule 2                 Subsidiaries of the Parent
-------- -
Schedule 4.1.1             Existing Letters of Credit
-------- -----
Schedule 7.3               Title to Properties; Leases
-------- ---
Schedule 7.7               Litigation
-------- ---
Schedule 7.15              Certain Transactions
-------- ----
Schedule 7.18              Environmental Compliance
-------- ----
Schedule 7.21              Capitalization
-------- ----
Schedule 8.7               Insurance
-------- ---
Schedule 9.1               Existing Indebtedness
-------- ---
Schedule 9.2               Existing Liens
-------- ---
Schedule 9.3               Existing Investments
-------- ---
Schedule 9.11              Transactions With Affiliates
-------- ---

                              AMENDED AND RESTATED
                              --------------------
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                    ----------------------------------------

         This AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of October 10, 2003, by and among (a) IESI CORPORATION, a Delaware corporation (the "Parent"), and the subsidiaries of the Parent (other than the De Minimis Subsidiaries) identified on Schedule 2 hereto (the "Subsidiaries," and collectively with the Parent, the "Borrowers"), (b) the lenders listed on
Schedule 1 hereto (collectively, the "Lenders"), (c) FLEET NATIONAL BANK ("Fleet"), as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent") and (d) LASALLE BANK NATIONAL ASSOCIATION as syndication agent (in such capacity, the "Syndication Agent").

         WHEREAS, pursuant to a Fourth Amended and Restated Revolving Credit Agreement, dated as of September 14, 2001 (as amended and in effect from time to time, the "Prior Credit Agreement"), by and among the Borrowers, Fleet and the other lenders identified on Schedule 1 thereto as Banks (the "Prior Banks"), and Fleet as the Administrative Agent thereunder, the Prior Banks made revolving credit loans and other extensions of credit to the Borrowers for general corporate and working capital purposes, capital expenditures and to fund certain acquisitions permitted thereunder; and

         WHEREAS, the Borrowers have requested, among other things, to amend and restate the Prior Credit Agreement on the terms and conditions set forth herein and the Lenders and the Administrative Agent are willing to amend and restate the Prior Credit Agreement on the terms and conditions set forth herein;

         NOW THEREFORE, the Borrowers, the Lenders and the Administrative Agent agree that, as of the Closing Date, the Prior Credit Agreement is hereby amended and restated in its entirety as set forth herein:

                   1. DEFINITIONS AND RULES OF INTERPRETATION.
                      ----------------------------------------

         1.1. DEFINITIONS. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Credit Agreement referred to below:

         Accountants. Ernst & Young, LLP or such other independent certified public accountants satisfactory to the Administrative Agent.

         Acknowledgement and Consent. The Acknowledgment and Consent, dated as of September 14, 2001 and as the same may be amended and in effect from time to time, by and among certain Borrowers and the Administrative Agent and in form and substance satisfactory to the Administrative Agent.

         Adjustment Date. The first Business Day immediately following the date on which a Compliance Certificate is to be delivered by the Borrowers pursuant to ss.8.4(d).

         Administrative Agent. Fleet National Bank, acting as administrative agent for the Lenders, and each other Person appointed as the successor Administrative Agent in accordance with ss.14.9.

         Administrative Agent Fee. The fee payable by the Borrowers to the Administrative Agent in consideration of its acting as Administrative Agent for the Lenders, on terms agreed to by the Borrowers and the Administrative Agent.

         Administrative   Agent's  Office.  The  Administrative  Agent's  office
located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

         Administrative Agent's Special Counsel. Bingham McCutchen LLP or such other counsel as may be approved by the Administrative Agent.

         Administrative Questionnaire. An Administrative Questionnaire in a form supplied by the Administrative Agent.

         Affiliate. Any Person that would be considered to be an affiliate of the Borrowers or any Lender, as the case may be, under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrowers or such Lender, as the case may be, were issuing securities.

         Applicable Commitment Fee Rate. As set forth in the table in the definition of "Applicable Margin" under the heading "Applicable Commitment Fee Rate".

         Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Leverage Ratio, as determined for the Reference Period of the Borrowers ending on the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period:


------------ ---------------- ------------------------------ -------------------------------- ---------------------
                                 REVOLVING CREDIT LOANS                 TERM LOAN
------------ ---------------- ----------- ------------------ ------------- ------------------ ---------------------
                                           EURODOLLAR RATE                  EURODOLLAR RATE        APPLICABLE
   LEVEL     LEVERAGE RATIO   BASE RATE         LOANS         BASE RATE          LOANS        COMMITMENT FEE RATE
                                LOANS                           LOANS
------------ ---------------- ----------- ------------------ ------------- ------------------ ---------------------
     I          => 4.00:1       1.25%           3.25%           1.00%            3.00%               0.500%
------------ ---------------- ----------- ------------------ ------------- ------------------ ---------------------
    II        => 3.50:1 and     1.00%           3.00%           1.00%            3.00%               0.500%
                < 4.00:1
------------ ---------------- ----------- ------------------ ------------- ------------------ ---------------------
    III       => 3.00:1 and     0.75%           2.75%           1.00%            3.00%               0.500%
                < 3.50:1
------------ ---------------- ----------- ------------------ ------------- ------------------ ---------------------
    IV        => 2.50:1 and     0.50%           2.50%           1.00%            3.00%               0.500%
                < 3.00:1
------------ ---------------- ----------- ------------------ ------------- ------------------ ---------------------
     V          < 2.50:1        0.25%           2.25%           1.00%            3.00%               0.375%
------------ ---------------- ----------- ------------------ ------------- ------------------ ---------------------


         Notwithstanding the foregoing, (i) for the Loans outstanding, the Letter of Credit Fees and the Commitment Fee payable during the period commencing on the Closing Date through the delivery of the Compliance Certificate for the second full fiscal quarter following the Closing Date, the Applicable Margin shall be the Applicable Margin set forth in Level I in the table above, and (ii) if the Borrowers fail to deliver any Compliance Certificate pursuant to ss.8.4(d) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth in the table above.

         Applicable Pension Legislation. At any time, any pension or retirement benefits legislation (be it national, federal, provincial, territorial or otherwise) then applicable to the Borrowers.

         Approved Fund. Any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         Arranger. Fleet Securities, Inc.

         Assignment and Acceptance. An assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by ss.15.2), and accepted by the Administrative Agent, in substantially the form of Exhibit F or any other form approved by the Administrative Agent.

         Balance Sheet Date.  December 31, 2002.
         ------------------

         Base Rate. The higher of (a) the variable annual rate of interest so designated from time to time by Fleet as its "prime rate", such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (b) one-half of one percent (0.5%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent. Changes in the Base Rate resulting from any changes in Fleet's "prime rate" shall take place immediately without notice or demand of any kind.

         Base Rate Loans. Revolving Credit Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Base Rate.

         Benefit Amount.  Seess.5.11(f).

         Bethlehem Adjustment Amount. For each fiscal quarter referenced in the table below, the amount set forth opposite such fiscal quarter in such table:


        ---------------------------------------------- ---------------------------------------------

                    Fiscal Quarter Ending                                 Amount
        ---------------------------------------------- ---------------------------------------------

                           9/30/03                                      $2,400,000
        ---------------------------------------------- ---------------------------------------------

                          12/31/03                                      $1,200,000
        ---------------------------------------------- ---------------------------------------------


         Borrowers. As defined in the preamble.

         Business Day. Any day on which banking institutions in Boston, Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

         Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include (a) any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP or (b) any item obtained through an acquisition permitted by ss.9.5.1.

         Capital Expenditures. Amounts paid or Indebtedness incurred by any Person in connection with (a) the purchase or lease by such Person of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP or (b) the lease of any assets by such Person as lessee under any Synthetic Lease to the extent that such assets would have been Capital Assets had the Synthetic Lease been treated for accounting purposes as a Capitalized Lease, but excluding capital expenditures required to service any Franchise Agreement which are incurred within a sliding four month period prior to or after commencement of service for such Franchise Agreement.

         Capital Stock. Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

         Capitalized Leases. Leases under which any Borrower is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

         CERCLA.  See ss.7.18(a).

         CFO.  Chief Financial Officer.

         Change of Control. An event or series of events by which any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act), directly or indirectly, of twenty percent (20%) or more of the outstanding shares of Capital Stock of the Parent; or, during any period of twelve (12) consecutive calendar months, individuals who were directors of the Parent on the first day of such period shall cease to constitute a majority of the board of directors of the Parent or, the occurrence of any 'Change of Control' under and as defined in the 2002 Subordinated Note Indenture.

         Closing Date. The first date on which the conditions set forth in ss.11 have been satisfied and any Revolving Credit Loans and the initial Term Loan are to be made or any Letter of Credit is to be issued hereunder.

         Code.  The Internal Revenue Code of 1986.

         Collateral. All of the property, rights and interests of the Borrowers that are or are intended to be subject to the Liens created by the Security Documents.

         Commitment Fee.  Seess.2.3.

         Compliance Certificate.  Seess.8.4(d).

         Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrowers, consolidated in accordance with GAAP.

         Consolidated Adjusted Net Income (or Deficit). For any period, the Consolidated Net Income (or Deficit) of the Borrowers determined in accordance with GAAP, plus to the extent deducted and without duplication, (a) impairment charges for the closing of the Borrowers' asbestos transfer station in an amount not to exceed $5,000,000, (b) FAS 143 historic, non-cash accounting adjustments in an amount not to exceed $2,000,000, (c) the Bethlehem Adjustment Amount applicable for such fiscal quarter, and (d) the Seneca Meadows Adjustment Amount applicable for such fiscal quarter.

         Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization or EBITDA. For any Reference Period (without duplication), the Consolidated Adjusted Net Income of the Borrowers plus (a) interest expense for such period, plus (b) income taxes for such period, plus (c) depreciation expense and amortization expense for such period, to the extent that each was deducted in determining Consolidated Adjusted Net Income (or Deficit), determined in accordance with GAAP. For all purposes other than calculating the covenant set forth in ss.10.3, the Borrowers may include in EBITDA (i) with the consent of the Administrative Agent, the pro forma projected EBITDA from a new contract with a municipality for exclusive waste management services which first became effective within the twelve (12) month period prior to the date of such calculation, such projections to include the period beginning on the day after the date of such calculation and ending on the date which is one year following the date on which such contract first became effective on terms and conditions satisfactory to the Administrative Agent and (ii) the EBITDA for the prior twelve (12) months of companies acquired by the Borrowers during the respective reporting period (without duplication with respect to the adjustments set forth above) only if (A) the financial statements of such acquired Borrowers have been audited for the period sought to be included by an independent accounting firm satisfactory to the Administrative Agent, or (B) the Administrative Agent consents to such inclusion after being furnished with other acceptable financial statements. Such acquired EBITDA may be further adjusted to add-back non-recurring private company expenses which are discontinued upon acquisition (such as owner's compensation), as approved by the Administrative Agent. Simultaneously with the delivery of the financial statements referred to in (A) and (B) above, the CFO of the Parent shall deliver to the Administrative Agent a Compliance Certificate and appropriate documentation certifying the historical operating results, adjustments and balance sheet of the acquired company.

         Consolidated Net Income (or Deficit). The consolidated net income (or deficit) of the Borrowers, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP.

         Consolidated Net Worth. The excess of Consolidated Total Assets over Consolidated Total Liabilities, less, to the extent otherwise includable in the computations of Consolidated Net Worth, any subscriptions receivable.

         Consolidated Senior Funded Debt. As at any date of determination, an amount equal to Consolidated Total Funded Debt minus Subordinated Debt.

         Consolidated Total Assets. The sum of all assets ("consolidated balance sheet assets") of the Borrowers determined on a consolidated basis in accordance with GAAP.

         Consolidated Total Funded Debt. With respect to the Borrowers, the sum, without duplication, of (a) the aggregate amount of Indebtedness of the Borrowers on a consolidated basis, relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes, bonds, debentures or similar debt instruments, (ii) in respect of any Capitalized Leases and Synthetic Leases, (iii) the deferred purchase price of assets and companies (typically known as holdbacks) other than short-term trade credit incurred in the ordinary course of business, and (iv) any unpaid reimbursement obligation under letters of credit outstanding, but excluding any contingent obligation with respect to letters of credit outstanding; plus (b) Indebtedness of the type referred to in clause (a) of another Person guaranteed by the Borrowers.

         Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be paid or accrued by the Borrowers during such period on all Indebtedness of the Borrowers outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease or any Synthetic Lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money but excluding (a) the non-cash amortization of debt issuance costs, (b) Series C Convertible Preferred Stock non-cash dividends that are classified as interest under GAAP, (c) Series D Convertible Preferred Stock non-cash dividends that are classified as interest under GAAP and (d) Series E Convertible Preferred Stock non-cash dividends that are classified as interest under GAAP.

         Consolidated Total Liabilities. All liabilities of the Borrowers determined on a consolidated basis in accordance with GAAP and classified as such on the consolidated balance sheet of the Borrowers.

         Consulting Engineer. An environmental consulting firm acceptable to the Administrative Agent.

         Conversion   Request.   A  notice   given  by  the   Borrowers  to  the
Administrative Agent of the Borrowers' election to convert or continue a Loan in accordance withss.2.8.

         Credit Agreement. This Amended and Restated Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto, as the same may be amended, supplemented and otherwise modified and in effect from time to time.

         Default.  See ss.13.1.

         Delinquent Lender.  Seess.14.5.3.

         De Minimis Subsidiaries. Any Subsidiary whose assets, liabilities and annual gross revenues do not, in each case, exceed $1,000,000; provided that the aggregate assets, liabilities and annual gross revenues of all such Subsidiaries taken as a whole shall not exceed $2,000,000.

         Disposal (or Disposed).  See definition of "Release".

         Distribution. (a) The declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of any Borrower, other than dividends payable solely in shares of common stock of such Borrower; (b) the purchase, redemption, defeasance, retirement or other acquisition of any shares of any class of Capital Stock of any Borrower, directly or indirectly through a Subsidiary of such Borrower or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); (c) the return of capital by any Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of any Borrower.

         Dollars or $. Dollars in lawful currency of the United States of America.

         Domestic Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

         Drawdown Date. The date on which any Revolving Credit Loan or any Term Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with ss.2.8 or all or any portion of the Term Loan is converted or continued in accordance with ss.3.7.2.

         EBITDA. See definition of "Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization".

         Eligible  Assignee.  Any of (a) a Lender, (b) an Affiliate of a Lender,
(c) an Approved Fund and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) unless a Default or an Event of Default has occurred and is continuing, the Borrowers (each such approval not to be unreasonably withheld or delayed).

         Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

         Environmental Laws.  Seess.7.18(a).

         EPA.  See ss.7.18(b).

         ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

         ERISA Affiliate. Any Person which is treated as a single employer with the Borrowers under ss.414 of the Code.

         ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder.

         Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

         Eurodollar Lending Office. Initially, the office of each Lender designated as such in Schedule 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurodollar Rate Loans.

         Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (a) the rate per annum for the Administrative Agent (rounded upwards to the nearest 1/16 of one percent) at which the Administrative Agent's Eurodollar Lending Office is offered Dollar deposits two (2) Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan to which such Interest Period applies, divided by
(b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

         Eurodollar Rate Loans. Revolving Credit Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Eurodollar Rate.

         Event of Default.  Seess.13.1.

         Excess Consolidated Operating Cash Flow. For the period (A) from October 1, 2003 through December 31, 2003 and (B) of each fiscal year thereafter, an amount equal to the sum of (a) Consolidated EBITDA plus or minus
(b) Net Working Capital Changes plus or minus (c) extraordinary cash items minus
(d) the sum of (i) to the extent not already deducted in the determination of Consolidated EBITDA, Capital Expenditures made during such period to the extent permitted by ss.10.4, plus (ii) cash purchase price of any acquisitions permitted under ss.9.5 during such period, plus (iii) cash payments for all taxes paid during such period, plus (iv) cash payments of interest during such period, plus (v) scheduled principal repayments of Indebtedness during such period.

         Fees. Collectively, the Commitment Fee, the Letter of Credit Fees, the Administrative Agent Fee, and any other fees payable hereunder or under the other Loan Documents.

         Financial Affiliate. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by ss.4(e) of the Bank Holding Company Act of 1956 (12 U.S.C. ss.1843).

         Financial Letter of Credit. A letter of credit where the event which triggers payment is financial, such as the failure to pay money, and not performance-related, such as failure to ship a product or provide a service, as set forth in greater detail in the letter dated March 30, 1995 from the Board of Governors of the Federal Reserve System or in any applicable directive or letter ruling of the Board of Governors of the Federal Reserve System issued subsequent thereto.

         Fleet. Fleet National Bank, a national banking association, in its individual capacity.

         Franchise   Agreement.   A  contract   providing  for  exclusive  waste
management services between a municipality and a Borrower.

         Fuel Derivatives Obligations.  See 9.1(l).

         Fund. Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business.

         GAAP or generally accepted accounting principles. (a) When used in ss.10, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect as of the Closing Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrowers adopting the same principles, provided that in each case referred to in this definition of "GAAP" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in GAAP) as to financial statements in which such principles have been properly applied.

         Governing Documents. With respect to any Person, its certificate or articles of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock.

         Governmental Authority. Any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         Hazardous Substances.  Seess.7.18(b).

         Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

                  (a) every obligation of such Person for money borrowed,

                  (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

                  (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

                  (d) every  obligation  of such Person issued or assumed as the deferred purchase price of property or services (including (i) secured royalty payments and (ii) securities repurchase agreements, but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

                  (e) every obligation of such Person under any Capitalized Lease or Synthetic Lease,

                  (f) all  sales  by such  Person  of (i)  accounts  or  general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

                  (g) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock issued by such Person or any rights measured by the value of such Capital Stock,

                  (h) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

                  (i) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

                  (j) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (a) through (i) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation, and

                  (k) any Indebtedness of such Person of a type described in any of clauses (a) through (j) above which is secured or supported by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured or supported by) any Lien on (or other right of recourse to or against) property owned or acquired by such Person.

         The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (A) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (B) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (C) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (D) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrowers) thereof, excluding amounts representative of yield or interest earned on such investment, (E) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (F) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price, and (G) any guaranty or other contingent liability referred to in clause (j) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. ss.24, Seventh), as amended.

         Interest Payment Date. (a) As to any Base Rate Loan, the last day of the calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Base Rate Loan; and (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) three (3) months or less, the last day of such Interest Period and (ii) more than three (3) months, the date that is three (3) months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

         Interest Period. With respect to each Revolving Credit Loan or all or any relevant portion of the Term Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrowers in a Loan Request or as otherwise required by the terms of this Credit Agreement (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurodollar Rate Loan, one
(1), two (2), three (3) or six (6) months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan or all or such portion of the Term Loan and ending on the last day of one of the periods set forth above, as selected by the Borrowers in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (A) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

                  (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

                  (C) if the Borrowers shall fail to give notice as provided in ss.2.8, the Borrowers shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the

                                      -14-
         continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

                  (D) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

                  (E) any Interest Period that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if comprising a Revolving Credit
         Loan) or the Term Loan Maturity Date (if comprising the Term Loan or a portion thereof) shall end on the Revolving Credit Loan Maturity Date or (as the case may be) the Term Loan Maturity Date.

         Interim Balance Sheet Date.  June 30, 2003.

         Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         L/C Supported IRBs. Industrial revenue bonds or solid waste disposal bonds issued by or at the request of the Borrowers which are backed by direct pay Letters of Credit issued hereunder.

         Lender Affiliate. With respect to any Lender, (a) an Affiliate of such Lender or (b) any Approved Fund.

         Lenders.  Collectively,  the  Revolving  Credit  Lenders  and the  Term
Lenders.

         Letter(s) of Credit.  See ss.4.1.1.

         Letter of Credit Application.  Seess.4.1.1.

         Letter of Credit Fee.  Seess.4.6.

         Letter of Credit Participation.  Seess.4.1.4.

         Leverage Ratio. As at any date of determination, the ratio of (a) Consolidated Total Funded Debt outstanding on such date to (b) EBITDA for the Reference Period ending on such date.

         Lien. Any mortgage, deed of trust, security interest, pledge, hypothecation, assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise), or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any Capitalized Lease, any Synthetic Lease, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction).

         Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, and the Security Documents.

         Loan Request.  Seess.2.7.

         Loans. Collectively, the Revolving Credit Loans, the Swing Line Loans and the Term Loan.

         Material Acquisition. Any acquisition or series of related acquisitions permitted under ss.9.5.1 for which the aggregate cash consideration (including the aggregate amount of all Indebtedness assumed or incurred) exceeds $5,000,000.

         Material  Adverse  Effect.  With respect to any event or  occurrence of
whatever  nature  (including  any  adverse   determination  in  any  litigation,
arbitration or governmental investigation or proceeding):

                  (a) a material adverse effect on the business, properties, prospects, condition (financial or otherwise), assets, operations or income of the Borrowers;

                  (b) an adverse effect on the ability of any of the Borrowers to perform any of its respective Obligations under any of the Loan Documents to which such Borrower is a party; or

                  (c) any impairment of the validity, binding effect or enforceability of this Credit Agreement or any of the other Loan Documents, any impairment of the rights, remedies or benefits available to the Administrative Agent or any Lender under any Loan Document or any impairment of the attachment, perfection or priority of any Lien of the Administrative Agent under the Security Documents.

In determining whether any individual event could reasonably be expected to result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events could reasonably be expected to result in a Material Adverse Effect.

         Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

         Membership Interest Pledge Agreement. The Membership Interest Pledge Agreement, dated as of October 10, 2003 and as the same may be amended and in effect from time to time, by and among certain limited liability company Subsidiaries and the Administrative Agent.

         Moody's.  Moody's Investors Services, Inc.

         Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by any Borrower or any ERISA Affiliate.

         Net Cash Proceeds. With respect to any issuance of Subordinated Debt or equity, the excess of the gross cash proceeds received by such Person from such issuance after deduction of reasonable and customary transaction expenses (including without limitation, underwriting discounts and commissions) actually incurred in connection with such issuance.

         Net Cash Sales Proceeds. The net cash proceeds received by a Person in respect of any disposition of assets, less the sum of (a) all reasonable out-of-pocket fees, commissions and other reasonably and customary direct expenses actually incurred in connection with such disposition of assets, including the amount of any transfer or documentary taxes required to be paid by such Person in connection with such disposition of assets, and (b) the aggregate amount of cash so received by such Person which is required to be used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Person permitted by this Credit Agreement that was secured by a lien or security interest permitted by this Credit Agreement having priority over the liens and security interests (if any) of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) with respect to such assets transferred and which is required to be repaid in whole or in part (which repayment, in the case of any other revolving credit arrangement or multiple advance arrangement, reduces the commitment thereunder) in connection with such disposition of assets.

         Net Working Capital Changes. With respect to the Borrowers, for any fiscal period and without duplication, the difference (expressed as a positive or a negative number) of (a) the sum of (i) both billed and unbilled accounts receivable, plus (ii) inventory of the Borrowers and other current assets considered part of working capital in accordance with GAAP, minus (iii) current accounts payable of the Borrowers, minus (iv) current accruals and accretions (exclusive of interest accruals and accretions) of the Borrowers, in each case, for such fiscal period, minus (b) the sum of (i) both billed and unbilled accounts receivable, plus, (ii) inventory of the Borrowers and other current assets considered part of working capital in accordance with GAAP, minus (iii) current accounts payable of the Borrowers, minus (iv) current accruals and accretions (exclusive of interest accruals and accretions) of the Borrowers, in each case, for the fiscal period of equal duration immediately prior to such fiscal period.

         Non-U.S. Lender.  See ss.5.2.3.

         Notes. The Revolving Credit Notes, the Term Notes and the Swing Line Note.

         Obligations. All Indebtedness, obligations and liabilities of any of the Borrowers to any of the Lenders and the Administrative Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or Fuel Derivatives Obligations or under any Swap Contract between the Borrowers and any Lender (or affiliate thereof) or in respect of any of the Loans made or Reimbursement Obligations incurred, Letter of Credit Application, Letter of Credit or other instruments at any time evidencing any thereof.

         Omnibus Amendment. Omnibus Amendment dated as of the Closing Date among the Administrative Agent and the Borrowers.

         outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

         Parent.  As defined in the preamble.

         Participant.  See ss.15.5.

         PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

         Perfection Certificates. The Perfection Certificates as defined in the Security Agreement.

         Performance Letter of Credit. A letter of credit where the event which triggers payment is performance-related, such as failure to ship a product or provide a service, and not a Financial Letter of Credit.

         Permitted Liens.  Liens permitted byss.9.2.

         Person.  Any  individual,   corporation,   limited  liability  company,
partnership,   limited  liability   partnership,   trust,  other  unincorporated
association, business, or other legal entity, and any Governmental Authority.

         Pledge Agreement. The Amended and Restated Collateral Assignment of Partnership Interests, dated as of September 14, 2001 and as the same may be amended and in effect from time to time, by and among certain Borrowers and the Administrative Agent and in form and substance satisfactory to the Administrative Agent.

         Prior Banks.  As defined in the preamble hereto.

         Prior Credit Agreement. As defined in the preamble hereto.

         RCRA.  See ss.7.18(a).

         Real Estate. All real property at any time owned or leased (as lessee or sublessee) by any Borrower.

         Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

         Reference Period.  As of any date of determination,  the period of four
(4) consecutive fiscal quarters of the Borrowers ending on such date, or if such date is not a fiscal quarter end date, the period of four (4) consecutive fiscal quarters most recently ended (in each case treated as a single accounting period).

         Register.  See ss.15.3.

         Reimbursement Obligation. The Borrowers' obligation to reimburse the Administrative Agent and the Revolving Credit Lenders on account of any drawing under any Letter of Credit as provided in ss.4.2.

         Related Parties. With respect to any specified Person, such Person's Affiliates and their respective directors, officers, employees, agents, trustees and advisors of such Person and such Person's Affiliates.

         Release. As such term is defined in the CERCLA and the term "Disposal" (or "Disposed") shall have the meaning specified in RCRA and regulations promulgated thereunder; provided that in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply as of the effective date of such amendment; and provided, further, to the extent that the laws of a state wherein the property lies establishes a meaning for "Release" or "Disposal" which is broader than specified in either CERCLA or RCRA, such broader meaning shall apply.

         Required Lenders. As of any date, any combination of Lenders the sum of whose aggregate Revolving Credit Commitments and outstanding principal amount of the Term Loan constitute at least fifty-one percent (51%) of the sum of the Total Revolving Credit Commitment and the total outstanding principal amount of the Term Loan or, if the Total Revolving Credit Commitment has been terminated or if the Revolving Credit Loan Maturity Date has occurred, any combination of Lenders holding at least fifty-one percent (51%) of the total outstanding principal amount of the Loans and the Maximum Drawing Amount of outstanding Letters of Credit on such date.

         Restricted Payment. In relation to the Borrowers and the De Minimis Subsidiaries, any (a) Distribution, (b) payment or prepayment by any Borrower or any Subsidiary to (i) such Borrowers' or such Subsidiaries shareholders (or other equity holders), in each case, other than to another Borrower, or (ii) to any Affiliate of such Borrower or such Subsidiary or any Affiliate of such Borrower's or such Subsidiary's shareholders (or other equity holders), in each case, other than to another Borrower or (c) derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty") obligating such Borrower or such Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any capital stock of such Borrower or such Subsidiary.

         Revolving Credit Commitment. With respect to each Revolving Credit Lender, the amount set forth on Schedule 1 hereto as the amount of such Revolving Credit Lender's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers, as the same may be increased or reduced from time to time in accordance with this Credit Agreement; or if such commitment is terminated pursuant to the provisions hereof, zero.

         Revolving Credit Commitment Percentage. With respect to each Revolving Credit Lender, the percentage set forth on Schedule 1 hereto as such Revolving Credit Lender's percentage of the Total Revolving Credit Commitment.

         Revolving Credit Lenders. Each of the Lenders with a Revolving Credit Commitment as set forth on Schedule 1 hereto, and any other Person who becomes an assignee of any rights and obligations of a Revolving Credit Lender pursuant to ss.15.

         Revolving Credit Loan Maturity Date. September 30, 2008.

         Revolving Credit Loans. Revolving credit loans made or to be made by the Revolving Credit Lenders to the Borrowers pursuant to ss.2.

         Revolving Credit Note Record. A Record with respect to a Revolving Credit Note.

         Revolving Credit Notes. Seess.2.5.2.

         SARA.  See ss.7.18(a).

         Security Agreement. The Fourth Amended and Restated Security Agreement, dated as of September 14, 2001 and as the same may be amended and in effect from time to time, by and among the Borrowers and the Administrative Agent and in form and substance satisfactory to the Administrative Agent.

         Security Documents. The Security Agreement, the Stock Pledge Agreement, the Pledge Agreement, the Membership Interest Pledge Agreement, the Acknowledgment and Consent, the Omnibus Amendment and all other instruments and documents, including without limitation Uniform Commercial Code financing statements, required to be executed or delivered pursuant to any Security Document.

         Seneca Meadows.  Seneca Meadows, Inc., a New York corporation.

         Seneca Meadows Acquisition. The Parent's purchase of one hundred percent (100%) of the outstanding common stock of Seneca Meadows as described in the Stock Purchase Agreement dated as of May 22, 2003 among IESI NY Corporation, Frank Dimino, Seneca Meadows, Inc. and Macedon Homes Incorporated.

         Seneca Meadows Adjustment Amount. For each fiscal quarter referenced in the table below, the amount set forth opposite such fiscal quarter in such table:

        ---------------------------------------------- ---------------------------------------------

                    Fiscal Quarter Ending                                 Amount
        ---------------------------------------------- ---------------------------------------------

                          12/31/03                                     $27,225,000
        ---------------------------------------------- ---------------------------------------------

                           3/31/04                                     $18,475,000
        ---------------------------------------------- ---------------------------------------------

                           6/30/04                                      $9,725,000
        ---------------------------------------------- ---------------------------------------------

                           9/30/04                                       $975,000
        ---------------------------------------------- ---------------------------------------------


         Senior Leverage Ratio.  As at any date of  determination,  the ratio of
(a) Consolidated Senior Funded Debt outstanding on such date to (b) EBITDA for the Reference Period ending on such date.

         Series C Convertible Preferred Stock. The 55,000 shares of Series C Convertible Preferred Stock of the Parent sold in June and July 1999 in a private placement to four (4) existing stockholders, or affiliates thereof, of the Parent for aggregate gross proceeds of $55,000,000.

         Series D Convertible Preferred Stock. The 55,000 shares of Series D Convertible Preferred Stock of the Parent sold in September 2001 in a private placement to four (4) existing stockholders of the Parent for aggregate gross proceeds of $55,000,000.

         Series E Convertible Preferred Stock. The 55,000 shares of Series E Convertible Preferred Stock of the Parent sold (a) on or before the Closing Date in a private placement for minimum net proceeds of $47,000,000 and (b) following the Closing Date in a private placement for minimum net proceeds of $1,000,000.

         -21- Settlement. The making or receiving of payments, in immediately available funds, by the Revolving Credit Lenders to or from the Administrative Agent in accordance with ss.2.10 hereof to the extent necessary to cause each such Revolving Credit Lender's actual share of the outstanding amount of the Swing Line Loans to be equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the outstanding amount of such Swing Line Loans, in any case when, prior to such action, the actual share is not so equal.

         Settlement Amount.  Seess.2.10(b).

         Settlement Date.  Seess.2.10(b).

         Settling Lender.  Seess.2.10(b).

         S&P.  Standard & Poor's Ratings Group.

         Stock Pledge Agreement. The Fourth Amended and Restated Stock Pledge Agreement, dated as of September 14, 2001 and as the same may be amended and in effect from time to time, by and among certain of the Borrowers and the
Administrative Agent and in form and substance satisfactory to the Administrative Agent.

         Subordinated Debt. (a) Unsecured Indebtedness of the Borrowers with respect to promissory notes issued by any Borrower to a seller in connection with an acquisition permitted by ss.9.5.1 hereof that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by a written instrument provided to the Administrative Agent containing subordination provisions in substantially the form of Exhibit G or other terms reasonably acceptable to the Administrative Agent and the Required Lenders, (b) unsecured Indebtedness of the Parent (and subordinated unsecured guarantees thereof by its Subsidiaries) issued or to be issued pursuant to a debt offering or offerings, either pursuant to a public offering of debt securities or a private placement of debt securities; provided that such Subordinated Debt shall (i) include terms no less favorable to the Lenders than terms of "market" senior subordinated unsecured debt, (ii) be unsecured, (iii) mature and require no principal repayments prior to six months after the later of the Revolving Credit Loan Maturity Date or the Term Loan Maturity Date, (iv) have a yield not to exceed twelve percent (12%) per year and (v) be on terms and conditions acceptable to the Administrative Agent, and (c) unsecured
Indebtedness of the Parent incurred pursuant to, and in accordance with, the 2002 Subordinated Note Indenture and the 2002 Subordinated Notes, and the unsecured guarantees thereof by the Subsidiaries of the Parent.

         Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         Swap Contracts. Any agreement (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, forward foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or other similar agreement (including any option to enter into any of the foregoing).

         Swing Line Loans.  Seess.2.10(a).

         Swing Line Note.  Seess.2.10(a).

         Syndication Agent.  As defined in the preamble hereto.

         Synthetic Lease. Any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

         Term Lenders. Each of the Lenders holding a portion of the Term Loan as set forth on Schedule 1 hereto, and any other Person who becomes an assignee of any rights and obligations of a Term Lender pursuant to ss.15.

         Term Loan. Collectively, the term loan made or to be made by the Term Lenders to the Borrowers on the Closing Date in the aggregate principal amount of $200,000,000 pursuant to ss.3.1 and any increase or new Term Loan made in accordance with ss.3.2, as each may be increased or reduced from time to time in accordance with this Credit Agreement.

         Term Loan Amount. (a) individually, with respect to each Term Lender, the amount set forth on Schedule 1 hereto as the amount of such Term Lender's portion of the Term Loan and (b) collectively, the outstanding principal amount of the Term Loan at any time.

         Term Loan Maturity Date. September 30, 2010.

         Term Loan Percentage. With respect to each Term Lender, the percentage set forth on Schedule 1 hereto as such Term Lender's percentage of the aggregate Term Loan Amount of all the Term Lenders.

         Term Notes.  Seess.3.3.

         Term Note Record.  A Record with respect to a Term Note.

         Total Facility Amount. The sum of the Total Revolving Credit Commitment plus the Term Loan Amount, which shall equal $400,000,000 on the Closing Date, as the same may be increased or reduced from time to time in accordance with this Credit Agreement.

         Total Revolving Credit Commitment. The sum of the Revolving Credit Commitments of the Revolving Credit Lenders, which shall equal $200,000,000 on the Closing Date, as the same may be increased or reduced from time to time in accordance with this Credit Agreement.

         Type. As to any Revolving Credit Loan or all or any portion of the Term Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

         Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrowers do not reimburse the Administrative Agent and the Revolving Credit Lenders on the date specified in, and in accordance with, ss.4.2.

         Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         2002 Subordinated Note Indenture. The Indenture dated as of June 12, 2002, entered into by the Parent, the 'Subsidiary Guarantors' defined therein and The Bank of New York, as trustee thereunder, with respect to the 2002 Subordinated Notes, as the same may be supplemented, amended or modified from time to time in accordance with the terms hereof (including without limitation ss.9.7 hereof).

         2002 Subordinated Notes. Any and all Notes Due 2012 issued by the Parent under and pursuant to the 2002 Subordinated Note Indenture.

         1.2. RULES OF INTERPRETATION.

                  (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

                  (b) The singular includes the plural and the plural includes the singular.

                  (c)  A  reference  to  any  law  includes  any   amendment  or
         modification to such law.

                  (d)  A  reference  to  any  Person   includes  its   permitted
         successors and permitted assigns.

                  (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

                  (f) The words "include", "includes" and "including" are not limiting.

                  (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

                  (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

                  (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

                  (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

                  (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

                  (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrowers and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.

                        2. THE REVOLVING CREDIT FACILITY.
                           -----------------------------

         2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Revolving Credit Lenders severally agrees to lend to the Borrowers and the Borrowers may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the Borrowers to the Administrative Agent given in accordance with ss.2.7, such sums as are requested by the Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Revolving Credit Lender's Revolving Credit Commitment minus such Revolving Credit Lender's Revolving Credit Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the outstanding amount of the Swing Line Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement

Obligations shall not at any time exceed the Total Revolving Credit Commitment at such time. The Revolving Credit Loans shall be made pro rata in accordance with each Revolving Credit Lender's Revolving Credit Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in ss.11 and ss.12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss.12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

         2.2. INCREASE IN TOTAL REVOLVING CREDIT COMMITMENT Unless a Default or Event of Default has occurred and is continuing, the Borrowers may request, on one or more occasions at any time prior to the Revolving Credit Loan Maturity Date, that the Total Revolving Credit Commitment in effect on the date of such request be increased by an amount such that Total Facility Amount does not exceed $450,000,000; provided that (i) no Revolving Credit Lender shall have an obligation to the Borrowers, the Administrative Agent or any other Lender to increase its Revolving Credit Commitment or its Revolving Credit Commitment Percentage, (ii) in the event that it becomes necessary to include one or more new Revolving Credit Lenders to provide additional funding under this ss.2.2 in order to enable such increase in the Total Revolving Credit Commitment to occur, such new Revolving Credit Lenders shall be acceptable to the Administrative Agent, (iii) such new Revolving Credit Lender(s) shall have executed and delivered to the Administrative Agent an instrument of accession in form and substance satisfactory to the Administrative Agent, (iv) the Revolving Credit Lenders' Revolving Credit Commitment Percentages shall be correspondingly adjusted, (v) each new Revolving Credit Lender shall make all (if any) such payments to the other Revolving Credit Lenders as may be necessary to result in the sum of the Revolving Credit Loans to be made by such new Revolving Credit Lender plus such new Revolving Credit Lender's proportionate share of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations being equal to such new Revolving Credit Lender's Revolving Credit Commitment Percentage of the aggregate principal amount of the sum of all Revolving Credit Loans outstanding to the Borrowers as of such date plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations as of such date, and (vi) Revolving Credit Notes shall be issued or amended and such other changes shall be made to the Loan Documents, as shall be necessary to reflect any such increase in the Total Revolving Credit Commitment. Any such increase in the Total Revolving Credit Commitment shall require, among other things, the satisfaction of such conditions precedent as the Administrative Agent may require, including, without limitation, the Administrative Agent's receipt of evidence of applicable corporate authorization and other corporate documentation from the Borrowers and the legal opinion of counsel to the Borrowers, each in form and substance satisfactory to the Administrative Agent and such Revolving Credit Lenders as are participating in such increase.

         2.3. COMMITMENT FEE. The Borrowers jointly and severally agree to pay to the Administrative Agent for the accounts of the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages a commitment fee (the "Commitment Fee") equal to the Applicable Commitment Fee

Rate multiplied by the amount of the average daily unused portion of the Total Revolving Credit Commitment during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Maturity Date (or to the date of termination in full of the Total Revolving Credit Commitment, if earlier); provided however, outstanding Swing Line Loans shall not be considered usage for the purposes of calculating the Commitment Fee. The Commitment Fee shall be payable quarterly in arrears on the first Business Day of each calendar quarter for the immediately preceding calendar quarter commencing on January 1, 2004, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Total Revolving Credit Commitment shall terminate.

         2.4. REDUCTION OF TOTAL REVOLVING CREDIT COMMITMENT. The Borrowers shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Administrative Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof or to terminate entirely the Total Revolving Credit Commitment, whereupon the Revolving Credit Commitments of the Revolving Credit Lenders shall be reduced pro rata in accordance with their respective Revolving Credit Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrowers delivered pursuant to this ss.2.4, the Administrative Agent will notify the Revolving Credit Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrowers shall pay to the Administrative Agent for the respective accounts of the Revolving Credit Lenders the full amount of any Commitment Fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

         2.5. EVIDENCE OF DEBT; REVOLVING CREDIT NOTES.

                  2.5.1. LOAN ACCOUNTS. Each Revolving Credit Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of the Borrowers to such Revolving Credit Lender resulting from such Revolving Credit Lender's Revolving Credit Loan Percentage of the Revolving Credit Loans from time to time, including the amounts of principal and interest payable and paid to such Revolving Credit Lender from time to time under this Credit Agreement. The Administrative Agent shall maintain accounts in which it shall record (a) the amount of the Revolving Credit Loans made hereunder, the Type thereof and each Interest Period applicable thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Revolving Credit Lender hereunder and (c) both the amount of any sums received by the Administrative Agent hereunder for the account of the Revolving Credit Lenders and each Revolving Credit Lender's share thereof (if any). The entries made by each Revolving Credit Lender in the accounts maintained pursuant to this ss.2.5.1 (or any Revolving Credit Note Record referred to below) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of any

                  Lender to maintain any such accounts, or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) the Revolving Credit Loan made in accordance with the terms of this Credit Agreement.

                  2.5.2. REVOLVING CREDIT NOTES. The Borrowers agree that, upon the request of any Revolving Credit Lender, they shall execute a promissory note in form and substance satisfactory to the Administrative Agent, dated as of the Closing Date (or such other date on which a Revolving Credit Lender may become a party hereto in accordance with ss.15 hereof) and completed with appropriate insertions. The Revolving Credit Note shall be payable to the order of such Revolving Credit Lender in a principal amount equal to such Revolving Credit Lender's Revolving Credit Loan Percentage of the Revolving Credit Loans and representing the obligation of the Borrowers to pay to such Revolving Credit Lender such principal amount or, if less, the outstanding amount of such Revolving Credit Lender's Revolving Credit Loan Percentage of the Revolving Credit Loans, plus interest accrued thereon, as set forth below. The Borrowers irrevocably authorize each Revolving Credit Lender with a Revolving Credit Note to make or cause to be made a notation on such Revolving Credit Lender's Revolving Credit Note Record reflecting the original principal amount of such Revolving Credit Lender's Revolving Credit Loan Percentage of the Revolving Credit Loans and, at or about the time of the receipt of any payment of principal on such Lender's Revolving Credit Note, an appropriate notation on such Revolving Credit Lender's Revolving Credit Note Record reflecting the receipt of such payment.

         2.6. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided inss.5.10,

                  (a) Each Revolving Credit Loan which is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin with respect to Base Rate Loans as in effect from time to time.

                  (b) Each Revolving Credit Loan which is a Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin with respect to Eurodollar Rate Loans as in effect from time to time.

The Borrowers jointly and severally promise to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

         2.7. REQUESTS FOR REVOLVING CREDIT LOANS.

         The Borrowers shall give to the Administrative Agent written notice in the form of Exhibit A hereto (or telephonic notice confirmed in a writing in the form of Exhibit A hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") not later than 11:00 a.m. (Boston time) (a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Revolving Credit Lenders thereof. Each Loan Request shall be irrevocable and binding on the Borrowers and shall obligate the Borrowers to accept the Revolving Credit Loan requested from the Revolving Credit Lenders on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $1,000,000 or an integral multiple of $500,000 in excess thereof.

         2.8. CONVERSION OPTIONS.

                  2.8.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN. The Borrowers may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (a) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, the Borrowers shall give the Administrative Agent at least three (3) Business Days prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrowers shall give the Administrative Agent at least four (4) Eurodollar Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (d) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Revolving Credit Lender shall take such action as is necessary to transfer its Revolving Credit Commitment Percentage to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrowers.

                  2.8.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrowers with the notice provisions contained in ss.2.8.1; provided that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrowers' account have actual knowledge. In the event that the
         Borrowers fail to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the Revolving Credit Lenders promptly when any such automatic conversion contemplated by this ss.2.8 is scheduled to occur.

                  2.8.3. EURODOLLAR RATE LOANS. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000 or an integral multiple of $500,000 in excess thereof. No more than eight (8) Eurodollar Rate Loans (whether Revolving Credit Loans or a portion of the Term Loan) having different Interest Periods may be outstanding at any time.

         2.9. FUNDS FOR REVOLVING CREDIT LOANS.

                  2.9.1.  FUNDING  PROCEDURES.  Not later than 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Revolving Credit Lenders will make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, the amount of such Revolving Credit Lender's Revolving Credit Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Revolving Credit Lender of such amount, and upon receipt of the documents required by ss.ss.11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrowers the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Revolving Credit Lenders. The failure or refusal of any Revolving Credit Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolving Credit Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Revolving Credit Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Revolving Credit Lender's Revolving Credit Commitment Percentage of any requested Revolving Credit Loans.

                  2.9.2. ADVANCES BY ADMINISTRATIVE AGENT. The Administrative Agent may, unless notified to the contrary by any Revolving Credit
         Lender prior to a Drawdown Date, assume that such Revolving Credit Lender has made available to the Administrative Agent on such Drawdown Date the amount of such Revolving Credit Lender's Revolving Credit

         Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Revolving Credit Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Revolving Credit Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (b) the amount of such Revolving Credit Lender's Revolving Credit Commitment Percentage of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Revolving Credit Lender's Revolving Credit Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Revolving Credit Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Revolving Credit Lender. If the amount of such Revolving Credit Lender's Revolving Credit Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Revolving Credit Lender within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

         2.10. SWING LINE LOANS; SETTLEMENTS.

         (a) Solely for ease of administration of the Revolving Credit Loans and so long as the Administrative Agent has not received a written notice pursuant to ss.8.5 or ss.14.10 of a Default or Event of Default, the Administrative Agent may, upon receipt of a Loan Request requesting a Swing Line Loan no later than 2:30 p.m. (Boston time) on the proposed date of funding, but shall not be required to, fund Base Rate Loans made in accordance with the provisions of this Credit Agreement ("Swing Line Loans") for periods not to exceed seven (7) days in any one case, bearing interest as set forth in ss.2.6. The Swing Line Loans shall be evidenced by a promissory note of the Borrowers in substantially the form of Exhibit B hereto (the "Swing Line Note") dated as of the Closing Date, and shall each be in a minimum amount of $100,000 or greater; provided that the outstanding amount of Swing Line Loans advanced by the Administrative Agent hereunder shall not exceed $20,000,000 at any time. Each Revolving Credit Lender shall remain severally and unconditionally liable to fund its pro rata share (based upon each Revolving Credit Lender's Revolving Credit Commitment Percentage) of such Swing Line Loans on each Settlement Date and, in the event the Administrative Agent chooses not to fund all Swing Line Loans requested on any date, to fund its Revolving Credit Commitment Percentage of the Base Rate

Loans requested, subject to satisfaction of the provisions hereof relating to the making of Base Rate Loans. Prior to each Settlement, all payments or repayments of the principal of, and interest on, Swing Line Loans shall be credited to the account of the Administrative Agent.

         (b) The Revolving Credit Lenders shall effect Settlements on (i) the Business Day immediately following any day which the Administrative Agent gives written notice to the Revolving Credit Lenders to effect a Settlement, (ii) the Business Day immediately following the Administrative Agent's becoming aware of the existence of any Default or Event of Default, (iii) the Revolving Credit Loan Maturity Date, and (iv) in any event, the seventh day on which any Swing Line Loan remains outstanding (each such date, a "Settlement Date"). The Administrative Agent shall give telephonic notice to the Revolving Credit Lenders one (1) Business Day prior to each such Settlement Date of (A) the respective outstanding amount of Revolving Credit Loans made by each Revolving Credit Lender as at the close of business on the prior day, and (B) the amount that any Revolving Credit Lender (each, a "Settling Lender"), shall pay to effect a Settlement (a "Settlement Amount"). A statement of the Administrative Agent submitted to the Revolving Credit Lenders with respect to any amounts owing hereunder shall be prima facie evidence of the amount due and owing. Each Settling Lender shall, not later than 1:00 p.m. (Boston time) on each Settlement Date, effect a wire transfer of immediately available funds to the Administrative Agent at the Administrative Agent's Office in the amount of such Revolving Credit Lender's Settlement Amount. All funds advanced by any Revolving Credit Lender as a Settling Lender pursuant to this ss.2.10 shall for all purposes be treated as a Base Rate Loan to the Borrowers.

         (c) The Administrative Agent may (unless notified to the contrary by any Settling Lender by 12:00 noon (Boston time) one (1) Business Day prior to the Settlement Date) assume that each Settling Lender has made available (or will make available by the time specified in ss.2.10(b)) to the Administrative Agent its Settlement Amount, and the Administrative Agent may (but shall not be required to), in reliance upon such assumption, effect Settlements. If the Settlement Amount of such Settling Lender is made available to the Administrative Agent on a date after such Settlement Date, such Settling Lender shall pay the Administrative Agent on demand an amount equal to the product of
(i) the average, computed for the period referred to in clause (iii) below, of the weighted average annual interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period times (ii) such Settlement Amount times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to but not including the date on which such Settlement Amount shall become immediately available to the Administrative Agent, and the denominator of which is 365. Upon payment of such amount such Settling Lender shall be deemed to have delivered its Settlement Amount on the Settlement Date and shall become entitled to interest payable by the Borrowers with respect to such Settling Lender's Settlement Amount as if such share were delivered on the Settlement Date. If such Settlement Amount is not in fact made available to the Administrative Agent by such Settling Lender within five (5) Business Days of such Settlement Date, the Administrative Agent shall be entitled to recover such amount from the Borrowers, with interest thereon at the Base Rate.

         (d) After any Settlement Date, any payment by the Borrowers of Swing Line Loans hereunder shall be allocated pro rata among the Revolving Credit Lenders in accordance with the Revolving Credit Lenders' respective Revolving Credit Commitment Percentages.

         (e) If, prior to the making of a Revolving Credit Loan pursuant to paragraph (b) of this ss.2.10, a Default or Event of Default has occurred and is continuing, each Revolving Credit Lender will, on the date such Revolving Credit Loan was to have been made, purchase an undivided participating interest in the outstanding Swing Line Loans in an amount equal to its Revolving Credit Commitment Percentage. Each Revolving Credit Lender will immediately transfer to the Administrative Agent, in immediately available funds, the amount of its participation and upon receipt thereof the Administrative Agent will deliver to such Revolving Credit Lender a participation certificate dated the date of receipt of such funds and in such amount.

         (f) Whenever, at any time after the Administrative Agent has received from any Revolving Credit Lender such Revolving Credit Lender's participating interest in the Swing Line Loans pursuant to clause (e) above, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded) in like funds as received; provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Revolving Credit Lender will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it in like funds as such payment is required to be returned by the Administrative Agent.

         (g) Each Revolving Credit Lender's obligation to purchase participating interests pursuant to clause (e) above shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the Administrative Agent, the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrowers or any other Person; (iv) any breach of this Credit Agreement by the Borrowers or any other Revolving Credit Lender or the Administrative Agent; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         2.11. REPAYMENT OF THE REVOLVING CREDIT LOANS.

                  2.11.1. MATURITY. The Borrowers jointly and severally promise to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity

         Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

                  2.11.2. MANDATORY REPAYMENT OF THE REVOLVING CREDIT LOANS. If at any time the sum of the outstanding amount of the Revolving Credit Loans, the outstanding amount of the Swing Line Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total Revolving Credit Commitment at such time, then the Borrowers shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Revolving Credit Lenders for application: first, to any Unpaid Reimbursement Obligations; second, to the Swing Line Loans, third, to the Revolving Credit Loans; and fourth, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by ss.4.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Revolving Credit Lenders, in proportion, as nearly as practicable, their respective Revolving Credit Commitment Percentages of such amount, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

                  2.11.3. OPTIONAL PREPAYMENT OF THE REVOLVING CREDIT LOANS. The Borrowers shall have the right, at their election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this ss.2.11.3 may be made only on the last day of the Interest Period relating thereto. The Borrowers shall give the Administrative Agent, no later than 11:00 a.m. (Boston time), at least one (1) Business Days prior written notice of any proposed prepayment pursuant to this ss.2.11.3 of Base Rate Loans, and three (3) Eurodollar Business Days notice of any proposed prepayment pursuant to this ss.2.11.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving
         Credit Loans (a) shall be in a minimum amount of $1,000,000 or an integral multiple of $500,000 in excess thereof, (b) shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and (c) shall be applied, in the absence of instruction by the Borrowers, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Revolving Credit Lenders, in proportion, as nearly as practicable, to their Revolving Credit Commitment Percentages of such amount, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                                3. THE TERM LOAN.
                                   -------------

         3.1. INITIAL FUNDING. Subject to the terms and conditions set forth in this Credit Agreement, each Term Lender agrees to lend to the Borrowers on the Closing Date the amount of its Term Loan Percentage of the principal amount of $200,000,000.

         3.2. INCREASE IN TERM LOAN AMOUNT. Unless a Default or Event of Default has occurred and is continuing, the Borrowers may request, on one or more occasions at any time prior to the Term Loan Maturity Date, that the Term Loan Amount in effect on the date of such request be increased or a new Term Loan advanced, in either case, by amounts such that Total Facility Amount does not exceed $450,000,000; provided that (i) no existing Term Loan Lender shall have an obligation to the Borrowers, the Administrative Agent or any other Lender to increase its Term Loan Amount or its Term Loan Percentage, (ii) in the event that it becomes necessary to include one or more new Term Lenders to provide additional funding under this ss.3.2 to occur, such new Term Lenders shall be acceptable to the Administrative Agent, (iii) such new Term Lender(s) shall have executed and delivered to the Administrative Agent an instrument of accession in form and substance satisfactory to the Administrative Agent, (iv) the Term
Lenders' Term Loan Percentages shall be correspondingly adjusted, (v) with respect to any increase in the existing Term Loan, each new Term Lender shall make all (if any) such payments to the other existing Term Lenders as may be necessary to result in the Term Loan to be made by such new Term Lender being equal to such new Term Lender's Term Loan Percentage of the aggregate principal amount of the Term Loan outstanding to the Borrowers as of such date, and (vi) such other changes shall be made to the Loan Documents, as shall be necessary to reflect any such increase in the Term Loan Amount. Any such increase in the Term Loan Amount shall require, among other things, the satisfaction of such conditions precedent as the Administrative Agent may require, including, without limitation, the Administrative Agent's receipt of evidence of applicable corporate authorization and other corporate documentation from the Borrowers and the legal opinion of counsel to the Borrowers, each in form and substance satisfactory to the Administrative Agent and such Term Lenders as are participating in such increase.

         3.3.  EVIDENCE OF DEBT; THE TERM NOTES.

                  3.3.1. LOAN ACCOUNTS. Each Term Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of the Borrowers to such Term Lender resulting from such Term Lender's Term Loan Percentage of the Term Loan, including the amounts of principal and interest payable and paid to such Term Lender from time to time under this Credit Agreement. The Administrative Agent shall maintain accounts in which it shall record (a) the amount of the Term Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Term Lender hereunder and (c) both the amount of any sums received by the Administrative Agent hereunder for the account of the Term Lenders and each Term Lender's share thereof (if any). The entries made by each Term Lender in the accounts maintained pursuant to this ss.3.3.1 (or any Term Note Record referred to below) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of any Lender to maintain any such accounts, or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) the Term Loan made in accordance with the terms of this Credit Agreement.

                  3.3.2. TERM NOTES. The Borrowers agree that, upon the request of any Term Lender, they shall execute a promissory note of the Borrowers on terms and conditions satisfactory to the Administrative Agent, dated as of the Closing Date (or such other date on which a Term Lender may become a party hereto in accordance with ss.15 hereof) and completed with appropriate insertions. The Term Note shall be payable to the order of such Term Lender in a principal amount equal to such Term
                  Lender's Term Loan Percentage of the Term Loan and representing the obligation of the Borrowers to pay to such Term Lender such principal amount or, if less, the outstanding amount of such Term Lender's Term Loan Percentage of the Term Loan, plus interest accrued thereon, as set forth below. The Borrowers irrevocably authorize each Term Lender with a Term Note to make or cause to be made a notation on such Term Lender's Term Note Record reflecting the original principal amount of such Term Lender's Term Loan Percentage of the Term Loan and, at or about the time of the receipt of any payment of principal on such Lender's Term Note, an appropriate notation on such Term Lender's Term Note Record reflecting the receipt of such payment.

         3.4. SCHEDULE OF INSTALLMENT PAYMENTS OF PRINCIPAL OF TERM LOAN. The Borrowers jointly and severally promise to pay to the Administrative Agent for the account of the Term Lenders, in accordance with their respective Term Loan Percentages, the principal amount of the Term Loan in quarterly installments due and payable on the last Business day of each calendar quarter, aggregating total amounts for the period commencing on October 1 of each year through and including September 30 of the following year, according to the table below, with the balance, if any, due on the Term Loan Maturity Date:

                                      -36-

        ---------------------------------------------- ----------------------------------------------

                           Period:                                Percentage of Term Loan
        ---------------------------------------------- ----------------------------------------------

         October 1, 2003 through September 30, 2004                        1.0 %
        ---------------------------------------------- ----------------------------------------------

         October 1, 2004 through September 30, 2005                        1.0 %
        ---------------------------------------------- ----------------------------------------------

         October 1, 2005 through September 30, 2006                        1.0 %
        ---------------------------------------------- ----------------------------------------------

         October 1, 2006 through September 30, 2007                        1.0 %
        ---------------------------------------------- ----------------------------------------------

         October 1, 2007 through September 30, 2008                        1.0 %
        ---------------------------------------------- ----------------------------------------------

         October 1, 2008 through September 30, 2009                        1.0 %
        ---------------------------------------------- ----------------------------------------------

         October 1, 2009 through September 30, 2010                        94.0%
        ---------------------------------------------- ----------------------------------------------


         3.5. OPTIONAL PREPAYMENT OF TERM LOAN. The Borrowers shall have the right at any time to prepay the Term Loan on or before the Term Loan Maturity Date, as a whole, or in part, upon not less than five (5) Business Days prior written notice to the Administrative Agent, without premium or penalty, provided that (a) each partial prepayment shall be in the principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof, (b) no portion of the Term Loan bearing interest at the Eurodollar Rate may be prepaid pursuant to this ss.3.5 except on the last day of the Interest Period relating thereto except in accordance with ss.5.9, and (c) each partial prepayment shall be allocated among the Term Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each Term Lender's Term Loan, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed.

         3.6. MANDATORY PREPAYMENTS OF THE TERM LOAN.

                  3.6.1. ASSET SALES. In the event any Borrower receives Net Cash Sales Proceeds from any dispositions of assets (other than the sale, lease, license or other disposition of assets in the ordinary course of business and with respect to asset swaps) in excess of $5,000,000 in the aggregate per year, the Borrowers shall make a prepayment of the Term Loan in an amount equal to one hundred percent (100%) of such Net Cash Sales Proceeds.

                  3.6.2. DEBT ISSUANCE. In the event any Borrower receives Net Cash Proceeds from any issuance of Indebtedness permitted by ss.9.1 after the Closing Date (other than Net Cash Proceeds from the issuance of the Series E Convertible Preferred Stock pursuant to ss.8.20), the Borrowers shall make a prepayment of the Term Loan in an amount equal to one hundred percent (100%) of such Net Cash Proceeds; provided that the Borrowers may issue Subordinated Debt in an aggregate amount not to exceed $100,000,000 without mandatory prepayment of the Term Loan.

                  3.6.3. EQUITY ISSUANCE. In the event any Borrower receives Net Cash Proceeds of any issuance of equity after the Closing Date (other than Net Cash Proceeds from the issuance of the Series E Convertible Preferred Stock pursuant to ss.8.20), the Borrowers shall make a prepayment of the Term Loan in an amount equal to fifty percent (50%) of such Net Cash Proceeds; provided that the Borrowers may issue new equity in an aggregate amount not to exceed $100,000,000 without mandatory prepayment of the Term Loan; and provided further that the Borrowers may issue new equity or a portion thereof (i) as payment in a Permitted Acquisition, (ii) to employees, consultants or directors in accordance with bona fide option plans of which the dollar value of the shares in such plans are issued as payment in such Permitted
         Acquisition, or (iii) to employees, consultants or directors in connection with the exercise of options under such bona fide option plans, without mandatory prepayment of the Term Loan.

                  3.6.4. EXCESS OPERATING CASH FLOW. The Borrowers shall make a prepayment of the Term Loan in an amount equal to the percentage of Excess Consolidated Operating Cash Flow corresponding to the Leverage Ratio set forth in the table below:


         -------------------------------------------------- ------------------------------------------------

                          Leverage Ratio                     Percentage of Excess Consolidated Operating
                                                            Cash Flow Required as Mandatory Prepayment of
                                                                               Term Loan
         -------------------------------------------------- ------------------------------------------------

                           => 3.50:1.00                                           50%
         -------------------------------------------------- ------------------------------------------------

                    =>3.00:1.00 and <3.50:1.00                                    25%
         -------------------------------------------------- ------------------------------------------------

                            <3.00:1.00                                            0%
         -------------------------------------------------- ------------------------------------------------


                  3.6.5. PAYMENT PROVISIONS. Each prepayment of the Term Loan required by this ss.3.6 shall be allocated among the Term Lenders in accordance with their respective Term Loan Percentages. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed. Any Term Lender may decline to accept any payments due to such Term Lender pursuant to this ss.3.6, in which case such payments shall be used to repay the Revolving Credit Loans; provided that such payments shall not reduce the Total Revolving Credit Commitment.

         3.7. INTEREST ON TERM LOAN.

                  3.7.1. INTEREST RATES. Except as otherwise provided in ss.5.10, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the following rates:

                           (a) To the extent that all or any portion of the Term
                  Loan bears interest during such Interest Period at the Base Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate plus the Applicable Margin with respect to Base Rate Loans as in effect from time to time.

                           (b) To the extent that all or any portion of the Term
                  Loan bears interest during such Interest Period at the Eurodollar Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin with respect to Eurodollar Rate Loans as in effect from time to time.

         The Borrowers jointly and severally promise to pay interest on the Term Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

                  3.7.2. NOTIFICATION BY BORROWERS. The Borrowers shall notify the Administrative Agent, such notice to be irrevocable, at least three
         (3) Eurodollar Business Days prior to the Drawdown Date of the Term Loan if all or any portion of the Term Loan is to bear interest at the Eurodollar Rate. After the Term Loan have been made, the provisions of ss.2.8 shall apply mutatis mutandis with respect to all or any portion of the Term Loan so that the Borrowers may have the same interest rate options with respect to all or any portion of the Term Loan as they would be entitled to with respect to the Revolving Credit Loans.

                  3.7.3. AMOUNTS, ETC. Any portion of the Term Loan bearing interest at the Eurodollar Rate relating to any Interest Period shall be in the amount of $1,000,000 or an integral multiple of $500,000 in excess thereof. No Interest Period relating to the Term Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan is to be made unless a portion of the

         Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

                              4. LETTERS OF CREDIT.
                                 -----------------

         4.1. LETTER OF CREDIT COMMITMENTS.

                  4.1.1.  COMMITMENT TO ISSUE LETTERS OF CREDIT.  Subject to the
         terms and conditions hereof and the execution and delivery by the Borrowers of a letter of credit application on the Administrative Agent's customary form (a "Letter of Credit Application"), the Administrative Agent on behalf of the Revolving Credit Lenders and in reliance upon the agreement of the Revolving Credit Lenders set forth in ss.4.1.4 and upon the representations and warranties of the Borrowers contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrowers one or more standby letters of credit (including, in the case of L/C Supported IRBs, so-called direct pay letters of credit, "IRB Letters of Credit") (collectively, the "Letters of Credit"), in such form as may be requested from time to time by the Borrowers and agreed to by the Administrative Agent; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $80,000,000 at any one time, and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, (iii) the amount of all Revolving Credit Loans outstanding and (iv) the amount of all outstanding Swing Line Loans shall not exceed the Total Revolving Credit Commitment at such time. The letters of credit listed on
         Schedule 4.1.1 issued by the issuing bank under the Prior Credit Agreement shall be Letters of Credit under this Credit Agreement. This Credit Agreement shall be the "Reimbursement Agreement" referred to in the L/C Supported IRBs.

                  4.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Administrative Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

                  4.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein. No Letter of Credit shall have an expiry date later than the earlier of (i) one (1) year after the date of issuance of such Letter of Credit (which may incorporate automatic renewals for periods of up to one (1) year, provided that the
         Administrative Agent may, upon thirty (30) days notice to the beneficiary prior to renewal, cancel such Letter of Credit), or (ii) thirty (30) days prior to the Revolving Credit Maturity Date. Each

         Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Administrative Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit (the "Uniform Customs") the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Administrative Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

                  4.1.4. REIMBURSEMENT OBLIGATIONS OF REVOLVING CREDIT LENDERS. Each Revolving Credit Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Revolving Credit Lender's Revolving Credit Commitment Percentage, to reimburse the Administrative Agent on demand for the amount of each draft paid by the Administrative Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrowers pursuant to ss.4.2 (such agreement for a Revolving Credit Lender being called herein the "Letter of Credit Participation" of such Revolving Credit Lender).

                  4.1.5. PARTICIPATIONS OF REVOLVING CREDIT LENDERS. Each such payment made by a Revolving Credit Lender shall be treated as the purchase by such Revolving Credit Lender of a participating interest in the Borrowers' Reimbursement Obligation under ss.4.2 in an amount equal to such payment. Each Revolving Credit Lender shall share in accordance with its participating interest in any interest which accrues pursuant to ss.4.2.

         4.2. REIMBURSEMENT OBLIGATION OF THE BORROWERS. In order to induce the Administrative Agent to issue, extend and renew each Letter of Credit and the Revolving Credit Lenders to participate therein, the Borrowers hereby jointly and severally agree to reimburse or pay to the Administrative Agent, for the account of the Administrative Agent or (as the case may be) the Revolving Credit Lenders, with respect to each Letter of Credit issued, extended or renewed by the Administrative Agent hereunder,

                  (a) except as otherwise  expressly  provided in ss.4.2(b)  and
         (c), on each date that any draft presented under such Letter of Credit is honored by the Administrative Agent, or the Administrative Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Administrative Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Administrative Agent or any Revolving Credit Lender in connection with any payment made by the Administrative Agent or any Revolving Credit Lender under, or with respect to, such Letter of Credit; provided, however, that if the

         Borrowers do not reimburse the Administrative Agent on the date the Administrative Agent makes payment with respect to such Letter of Credit, such an amount shall, provided that an Event of Default specified in ss.13.1(h) or ss.13.1(i) has not occurred, automatically become a Loan which is a Base Rate Loan,

                  (b) upon the reduction (but not termination) of the Total Revolving Credit Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Revolving Credit Lenders and the Administrative Agent as cash collateral for all Reimbursement Obligations, and

                  (c) upon the termination of the Total Revolving Credit Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.13, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Revolving Credit Lenders and the Administrative Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Administrative Agent at the Administrative Agent's Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrowers under this ss.4.2 at any time from the date such amounts become due and payable (whether as stated in this ss.4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the rate specified in ss.5.10 for overdue principal on the Revolving Credit Loans.

         4.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Administrative Agent shall notify the Borrowers of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrowers fail to reimburse the Administrative Agent as provided in ss.4.2 on or before the date that such draft is paid or other payment is made by the Administrative Agent, the Administrative Agent may at any time thereafter notify the Revolving Credit Lenders of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Revolving Credit Lender shall make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, such Revolving Credit Lender's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of
(a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (b) the amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is the number of days that elapse from and

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                                      -42-

including the date the Administrative Agent paid the draft presented for honor or otherwise made payment to the date on which such Revolving Credit Lender's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Administrative Agent, and the denominator of which is 360. The responsibility of the Administrative Agent to the Borrowers and the Revolving Credit Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

         4.4. OBLIGATIONS ABSOLUTE. The Borrowers' obligations under this ss.4 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrowers may have or have had against the Administrative Agent, any Revolving Credit Lender or any beneficiary of a Letter of Credit. The Borrowers further agree with the Administrative Agent and the Revolving Credit Lenders that the Administrative Agent and the Revolving Credit Lenders shall not be responsible for, and the Borrowers' Reimbursement Obligations under ss.4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrowers, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrowers against the beneficiary of any Letter of Credit or any such transferee. The Administrative Agent and the Revolving Credit Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrowers agree that any action taken or omitted by the Administrative Agent or any Revolving Credit Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrowers and shall not result in any liability on the part of the Administrative Agent or any Revolving Credit Lender to the Borrowers.

         4.5. RELIANCE BY ISSUER. To the extent not inconsistent with ss.4.4, the Administrative Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Revolving Credit Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The

Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Revolving Credit Lenders and all future holders of the Revolving Credit Loans or of Letter of Credit Participations.

         4.6. LETTER OF CREDIT FEE. The Borrowers jointly and severally agree to pay a fee (in each case, a "Letter of Credit Fee") to the Administrative Agent
(a) in respect of each Financial Letter of Credit, in an amount equal to the Applicable Margin per annum with respect to Eurodollar Rate Revolving Credit Loans of the face amount of such Financial Letter of Credit which shall be for the accounts of the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages, plus an amount equal to one-eighth of one percent (0.125%) per annum of the face amount of such Financial Letter of Credit which shall be for the account of the Administrative Agent, as a fronting fee, and (b) in respect of each Performance Letter of Credit, in an amount equal to fifty percent (50%) of the Applicable Margin per annum with respect to Eurodollar Rate Revolving Credit Loans of the face amount of such Performance Letter of Credit which shall be for the accounts of the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages, plus an amount equal to one-eighth of one percent (0.125%) per annum of the face amount of such Performance Letter of Credit shall be for the account of the Administrative Agent, as a fronting fee. Such Letter of Credit Fee shall be payable quarterly in arrears on each calendar quarter end date following the date of issuance, extension, amendment or renewal of such Letter of Credit and on the Revolving Credit Loan Maturity Date. In respect of each Letter of Credit, the Borrowers shall also pay to the Administrative Agent for the Administrative Agent's own account, at such other time or times as such charges are customarily made by the Administrative Agent, the Administrative Agent's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

                         5. CERTAIN GENERAL PROVISIONS.
                            --------------------------

         5.1. FEES. The Borrowers jointly and severally agree to pay all Fees in the amounts and at the times and otherwise in accordance with the terms specified herein or the Loan Documents, as the case may be.

         5.2. FUNDS FOR PAYMENTS.

                  5.2.1. PAYMENTS TO ADMINISTRATIVE AGENT. All payments of principal, interest, Reimbursement Obligations, Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Administrative Agent in Dollars, for the respective accounts of the Lenders and the Administrative Agent, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case at or about 11:00 a.m. (Boston, Massachusetts, time or other local time at the place of payment) and in immediately available funds. Any such amounts received by 11:00 a.m. (Boston, Massachusetts, time or other local time at the place of payment) shall be forwarded to the Lenders by the close of business on the same day.

                  5.2.2. NO OFFSET, ETC. All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrowers will pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Administrative Agent to receive the same net amount which the Lenders or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrowers. The Borrowers will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

                  5.2.3. NON-U.S. LENDERS. Each Lender and the Administrative Agent that is not a U.S. Person as defined in Section 7701(a)(30) of the Code for federal income tax purposes (a "Non-U.S. Lender") hereby agrees that, if and to the extent it is legally able to do so, it shall, prior to the date of the first payment by the Borrowers hereunder to be made to such Lender or the Administrative Agent or for such Lender's or the Administrative Agent's account, deliver to the Borrowers and the Administrative Agent, as applicable, such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including (a) in the case of a Non-U.S. Lender that is a "bank" for purposes of Section 881(c)(3)(A) of the Code, two (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Lender or the Administrative Agent establishing that with respect to payments of principal, interest or fees hereunder it is (i) not subject to United States federal withholding tax under the Code because such payment is effectively connected with the conduct by such Lender or Administrative Agent of a trade or business in the United States or (ii) totally exempt or partially exempt from United States federal withholding tax under a provision of an applicable tax treaty and (b) in the case of a Non-U.S. Lender that is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, a certificate in form and substance reasonably satisfactory to the Administrative Agent and the Borrowers and to the effect that (i) such Non-U.S. Lender is not a "bank" for purposes of Section

         881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (ii) is not a ten (10) percent shareholder for purposes of Section 881(c)(3)(B) of the Code and (iii) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Code, together with a properly completed Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each Lender or the Administrative Agent agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the Borrowers' or the Administrative Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN, Form W-8ECI, Form W-8 or W-9 in addition to or in replacement of the forms previously delivered, deliver to the Borrowers and the Administrative Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN, Form W-8ECI, Form W-8 or W-9, as applicable (or any successor forms thereto).

         5.3. COMPUTATIONS. All computations of interest on Base Rate Loans and of Fees shall be based on a 365/366-day year and paid for the actual number of days elapsed. All computations of interest on Eurodollar Rate Loans shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the entries made by Revolving Credit Lenders or Term Loan Lenders in accounts maintained pursuant to ss.ss. 2.5.1 and 3.3.1 or to the extent applicable, Revolving Credit Note Records and the Term Note Records, from time to time shall be considered correct and binding on the Borrowers unless within five (5) Business Days after receipt of any notice by the Administrative Agent or any of the Lenders of such outstanding amount, the Administrative Agent or such Lender shall notify the Borrowers to the contrary.

         5.4. INABILITY TO DETERMINE EURODOLLAR RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Administrative Agent shall determine or be notified by the Required Lenders that
(a) adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period or (b) the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the Lenders of making or maintaining their Eurodollar Rate Loans during such period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Lenders) to the Borrowers and the Lenders. In such event (i) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (ii) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and
(iii) the obligations of the Lenders to make Eurodollar Rate Loans shall be suspended until the Administrative Agent or the Required Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Required Lenders, shall so notify the Borrowers and the Lenders.

         5.5. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrowers and the other Lenders and thereupon (a) the commitment of such Lender to make Eurodollar Rate Loans or convert Base Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and (b) such Lender's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrowers hereby jointly and severally agree promptly to pay the Administrative Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this ss.5.5, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

         5.6. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Lender or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Revolving Credit Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Administrative Agent), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or Loans by, or Letters of Credit issued by, or Revolving Credit Commitment of an office of any Lender, or

                  (d) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Revolving Credit Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Revolving Credit Commitment forms a part, and the result of any of the foregoing is

                           (i) to  increase  the cost to any  Lender of  making,
                  funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Revolving Credit Commitment or any Letter of Credit, or

                           (ii) to reduce  the  amount of  principal,  interest,
                  Reimbursement Obligation or other amount payable to such Lender or the Administrative Agent hereunder on account of such Lender's Revolving Credit Commitment, any Letter of Credit or any of the Loans, or

                           (iii) to require  such  Lender or the  Administrative
                  Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrowers hereunder, then, and in each such case, the Borrowers will, upon demand made by such Lender or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Administrative Agent such additional amounts as will be sufficient to compensate such Lender or the Administrative Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

         5.7. CAPITAL ADEQUACY. If after the date hereof any Lender or the Administrative Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for Lenders or Lender holding companies or any change in the interpretation or application thereof by a Governmental Authority with appropriate jurisdiction, or (b) compliance by such Lender or the Administrative Agent or any corporation controlling such Lender or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Administrative Agent's commitment with respect to any Loans to a level below that which such Lender or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Administrative Agent to be material, then such Lender or the Administrative Agent may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrowers jointly and severally agree to pay such Lender or (as the case may be) the Administrative Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or (as the case may be) the Administrative Agent of a certificate in accordance with ss.6.9 hereof. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

         5.8. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to ss.ss.5.6 or 5.7 and a brief explanation of such amounts which are due, submitted by any Lender or the Administrative Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

         5.9. INDEMNITY. The Borrowers jointly and severally agree to indemnify each Lender and its affiliates and employees and to hold each Lender and its affiliates and employees harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Lender may sustain or incur as a consequence of (a) default by the Borrowers in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender with respect to funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrowers in making a borrowing or conversion after the Borrowers have given (or are deemed to have given) a Loan Request, notice (in the case of all or any portion of the Term Loan pursuant to ss.3.7.2) or a Conversion Request relating thereto in accordance with ss.2.7 or ss.2.8 or ss.3.7 or (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans.

         5.10. DEFAULT INTEREST.

         Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto (or, if no rate of interest is then

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                                      -49-

applicable thereto, the Base Rate) until such amount shall be paid in full (after as well as before judgment).

         5.11. CONCERNING JOINT AND SEVERAL LIABILITY OF THE BORROWERS.

         (a) Each of the Borrowers accepts joint and several liability for the Obligations of all of the Borrowers hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Administrative Agent and the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Obligations.

         (b) Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this ss.5.11), it being the intention of the parties hereto that all of the Obligations shall be the joint and several Obligations of each of the Borrowers without preferences or distinction among them.

         (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation.

         (d) The Obligations of each of the Borrowers under the provisions of this ss.5.11 constitute full recourse Obligations of each of the Borrowers enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstance whatsoever.

         (e) Except as otherwise expressly provided in this Credit Agreement, each of the Borrowers, to the fullest extent permitted by applicable law, hereby waives notice of acceptance of its joint and several liability, notice of any Loans made under this Credit Agreement, notice of any action at any time taken or omitted by the Administrative Agent or the Lenders under or in respect of any of the Obligations, and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each of the Borrowers, to the fullest extent permitted by applicable law, hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrowers and any other Person primarily or secondarily liable with respect to any of the Obligations and all suretyship defenses generally. Each of the Borrowers, to the fullest extent permitted by applicable law, hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any of the Borrowers in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any of the Borrowers. Without limiting the generality of the foregoing, each of the Borrowers assents to any other action or delay in acting or failure to act on the part of the Lenders with respect to the failure by any of the Borrowers to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this ss.5.11, afford grounds for terminating, discharging or relieving any of the Borrowers, in whole or in part, from any of its Obligations under this ss.5.11, it being the intention of each of the Borrowers that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Borrowers under this ss.5.11 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each of the Borrowers under this ss.5.11 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, re-construction or similar proceeding with respect to any of the Borrowers, the Administrative Agent or the Lenders. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any of the Borrowers, the Administrative Agent or the Lenders.

         (f) To the extent any Borrower makes a payment hereunder in excess of the aggregate amount of the benefit received by such Borrower in respect of the extensions of credit under the Credit Agreement (the "Benefit Amount"), then such Borrower, after the payment in full, in cash, of all of the Obligations, shall be entitled to recover from each other Borrower such excess payment, pro rata, in accordance with the ratio of the Benefit Amount received by each such other Borrower to the total Benefit Amount received by all Borrowers, and the right to such recovery shall be deemed to be an asset and property of such Borrower so funding; provided, that each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to any of the Lenders or the Administrative Agent with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been irrevocably paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Lenders or the Administrative Agent hereunder or under any other Loan Document are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

         (g) Each of the Borrowers hereby agrees that the payment of any amounts due with respect to the Indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any such Indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such Indebtedness before payment in full in cash of the Obligations, such amounts shall be collected, enforced, received by such Borrower as trustee for the Administrative Agent and be paid over to the Administrative Agent for the pro rata accounts of the Lenders (in accordance with each such Lender's Revolving Credit Commitment Percentage and Term Loan Percentage) to be applied to repay (or be held as security for the repayment of) the Obligations.

         (h) The provisions of this ss.5.11 are made for the benefit of the Administrative Agent and the Lenders and their successors and assigns, and may be enforced in good faith by them from time to time against any or all of the Borrowers as often as the occasion therefor may arise and without requirement on the part of the Administrative Agent or the Lenders first to marshal any of their claims or to exercise any of their rights against any other Borrower or to exhaust any remedies available to them against any other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this ss.5.11 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Administrative Agent or the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers or is repaid in good faith settlement of a pending or threatened avoidance claim, or otherwise, the provisions of this ss.5.11 will forthwith be reinstated in effect, as though such payment had not been made.

         (i) It is the intention and agreement of the Borrowers and the Lenders that the obligations of the Borrowers under this Credit Agreement shall be valid and enforceable against the Borrowers to the maximum extent permitted by applicable law. Accordingly, if any provision of this Credit Agreement creating any obligation of the Borrowers in favor of the Lenders shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of the Borrowers and the Lenders that any balance of the obligation created by such provision and all other obligations of the Borrowers to the Lenders created by other provisions of this Credit Agreement shall remain valid and enforceable. Likewise, if by final order a court of competent jurisdiction shall declare any sums which the Lenders may be otherwise entitled to collect from the Borrowers under this Credit Agreement to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to the Borrowers' obligations under this Credit Agreement, it is the stated intention and agreement of the Borrowers and the Lenders that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Lenders from the Borrowers.

         SS.5.12. INTEREST LIMITATION. Notwithstanding any other term of this Credit Agreement or any other document referred to herein, the maximum amount of interest which may be charged to or collected from any person liable hereunder by any Lender shall be absolutely limited to, and shall in no event exceed, the maximum amount of interest which could lawfully be charged or collected under applicable law (including, to the extent applicable, the provisions of Section 5197 of the Revised Statutes of the United States of America, as amended, 12 U.S.C. Section 85, as amended), so that the maximum of all amounts constituting interest under applicable law, howsoever computed, shall never exceed as to any Person liable therefor such lawful maximum, and any term of this Credit Agreement, the Letter of Credit Applications, or any other document referred to herein or therein which could be construed as providing for interest in excess of such lawful maximum shall be and hereby is made expressly subject to and modified by the provisions of this paragraph.

                             6. COLLATERAL SECURITY.
                                -------------------

         The Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of the Borrowers (other than motor vehicles and real estate), whether now owned or hereafter acquired, including but not limited to a pledge of one hundred percent (100%) of the equity interests (or 65% of the equity interests in the case of a foreign Subsidiary) of each of the Parent's direct and indirect Subsidiaries, pursuant to the terms of the Security
Documents to which the Borrowers are a party. The Borrowers hereby agree that upon notice from the Administrative Agent and the Required Lenders, they shall, as promptly as practicable, but in any event within sixty (60) days, deliver titles to motor vehicles and mortgages on Real Estate and environmental site assessments for mortgaged Real Estate and take such other steps as may be reasonably requested (including, without limitation, the delivery of legal opinions and title insurance) so as to provide the Lenders with a first priority security interest in such assets.

                       7. REPRESENTATIONS AND WARRANTIES.
                          ------------------------------

         The   Borrowers   represent   and   warrant  to  the  Lenders  and  the
Administrative Agent as follows:

         7.1. CORPORATE AUTHORITY.

                  7.1.1. INCORPORATION; GOOD STANDING. Each of the Borrowers (a) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (b) has all requisite corporate (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

                  7.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which any Borrower is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate (or the equivalent company) authority of such Person, (b) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower and (d) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower.

                  7.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which any Borrower is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         7.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Borrowers of this Credit Agreement and the other Loan Documents to which any Borrower is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

         7.3. TITLE TO PROPERTIES; LEASES. Except as indicated on Schedule 7.3 hereto, the Borrowers own all of the assets reflected in the consolidated balance sheet of the Borrowers as at the Interim Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no Liens or other rights of others, except Permitted Liens.

         7.4. FINANCIAL STATEMENTS AND PROJECTIONS.

                  7.4.1. FISCAL YEAR. Each of the Borrowers has a fiscal year which is the twelve (12) months ending on December 31 of each calendar year.

                  7.4.2. FINANCIAL STATEMENTS. There has been furnished to each of the Lenders (a) consolidated balance sheets of the Borrowers as at the Balance Sheet Date and the Interim Balance Sheet Date, (b) consolidated statements of income of the Borrowers for the fiscal year 2002 and for the fiscal quarters ending March 31, 2003 and June 30, 2003 and (c) balance sheet and statement of income of Seneca Meadows for the year ended December 31, 2002, certified by the Accountants. Such balance sheets and statements of income have been prepared in accordance with GAAP and fairly present the financial condition of the Borrowers as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of any Borrower as of such date involving material amounts, known to the officers of such Borrower, which were not disclosed in such balance sheet and the notes related thereto.

                  7.4.3. SOLVENCY. The Borrowers (both before and after giving effect to the transactions contemplated by this Credit Agreement, including the Seneca Meadows Acquisition) are and will be solvent (i.e. they have assets having a fair value in excess of the amount required to pay their probable liabilities on their existing debts as they become absolute and matured) and have, and expect to have, the ability to pay their debts from time to time incurred in connection therewith as such debts mature.

         7.5. NO MATERIAL ADVERSE CHANGES, ETC. Since the Interim Balance Sheet Date there has been no event or occurrence which has had a Material Adverse Effect. Since the Interim Balance Sheet Date, no Borrower has made any Distribution.

         7.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each of the Borrowers possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

         7.7. LITIGATION. Except as set forth in Schedule 7.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrowers before any Governmental Authority, that, (a) if adversely determined, might, either in any case or in the aggregate, (i) have a Material Adverse Effect or (ii) materially impair the right of the Borrowers, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrowers, or (b) which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         7.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Borrowers is subject to any Governing Document or other legal restriction, or any judgment, decree, order, law, statute, rule or regulation that has or is expected in the future to have a Material Adverse Effect. None of the Borrowers is a party to any contract or agreement that has or is expected, in the judgment of the Borrowers' officers, to have any Material Adverse Effect.

         7.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrowers is in violation of any provision of its Governing Documents, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.

         7.10. TAX STATUS. The Borrowers (a) have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and none of the officers of the Borrowers know of any basis for any such claim. Unless otherwise disclosed in accordance with ss.8.5.5, the Borrowers do not intend to treat the Loans, Letters of Credit and/or related transactions hereunder as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4).

         7.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

         7.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrowers is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         7.13. ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Borrowers or any rights relating thereto.

         7.14. PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interest in the Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrowers are the owners of the Collateral free from any Lien, except for Permitted Liens.

         7.15. CERTAIN TRANSACTIONS. Except as set forth on Schedule 7.15 hereto and for arm's length transactions pursuant to which any Borrower makes payments in the ordinary course of business upon terms no less favorable than such Borrower could obtain from third parties, none of the officers, directors, or employees of such Borrower is presently a party to any transaction with such Borrower (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of such Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         7.16. EMPLOYEE BENEFIT PLANS.

                  7.16.1. IN GENERAL. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and all Applicable Pension Legislation and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by ss.412 of ERISA. The Borrowers have heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

                  7.16.2. TERMINABILITY OF WELFARE PLANS. No Employee Benefit Plan, which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The Borrowers may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrowers without liability to any Person other than for claims arising prior to termination.

                  7.16.3. GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and none of the Borrowers or any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrowers or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

                  7.16.4.  MULTIEMPLOYER  PLANS.  None of the  Borrowers  or any
         ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. None of the Borrowers or any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

         7.17. USE OF PROCEEDS.

                  7.17.1. GENERAL. The proceeds of the Loans shall be used solely (a) to refinance the Indebtedness under the Prior Credit Agreement; (b) to finance the Seneca Meadows Acquisition and acquisitions permitted pursuant to ss.9.5.1; and (c) for capital expenditures, working capital and general corporate purposes. The Borrowers will use Letters of Credit solely for working capital and general corporate purposes.

                  7.17.2. REGULATIONS U AND X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

                  7.17.3. INELIGIBLE SECURITIES. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within thirty (30) days thereafter, any Ineligible Securities underwritten or privately placed by a Financial Affiliate.

         7.18. ENVIRONMENTAL COMPLIANCE. The Borrowers have taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that, except as set forth on Schedule 7.18 hereto:

                  (a) none of the Borrowers or De Minimis Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state, local or foreign law, statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a Material Adverse Effect;

                  (b) none of the Borrowers has received notice from any third party including, without limitation, any Governmental Authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that the Borrowers conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

                  (c) Except where no Material  Adverse Effect would be created,
         (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrowers or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws;
         (iii) there have been no Releases or threatened Releases of Hazardous Substances on, upon, into or from the properties of the Borrowers, which Releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties; (iv) to the best of the Borrowers' knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrowers' knowledge, operating in compliance with such permits and applicable Environmental Laws; and

                  (d) none of the Borrowers or any of the other Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

         7.19. SUBSIDIARIES, ETC. Schedule 2 hereto sets forth a complete and accurate list of the Subsidiaries of the Parent, including the name of each such Subsidiary and its jurisdiction of incorporation, together with the number of authorized and outstanding shares of each such Subsidiary. Each Subsidiary listed on Schedule 2 is wholly owned by the Parent or by a Subsidiary of the Parent and is a Borrower hereunder, one hundred percent (100%) of the Capital Stock (or in the case of a foreign Subsidiary, 65% of the Capital Stock) of which has been pledged to the Administrative Agent on behalf of the Lenders pursuant to the Stock Pledge Agreement, the Membership Pledge Agreement or the Pledge Agreement. Each of the Borrowers has good and marketable title to all of the shares it purports to own of the Capital Stock of each of its Subsidiaries, free and clear in each case of any Lien. All such Capital Stock have been duly issued and are fully paid and non-assessable. None of the Borrowers is engaged in any joint venture or partnership with any other Person.

         7.20. DISCLOSURE. Neither this Credit Agreement nor any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to the Borrowers in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to the Borrowers which has a Material Adverse Effect, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

         7.21. CAPITALIZATION.

         (a) Capital Stock. As of the date hereof, (i) the authorized Capital Stock of the Parent consists of (A) 4,050,000 shares of common stock (par value $0.01 per share), 3,600,000 shares of which is Class A voting common stock and 450,000 shares of which is Class B non-voting common stock, and (B) 252,100 shares of preferred stock; (ii) the issued and outstanding Capital Stock of the Parent consists of (A) 142,000 shares of Class A voting common stock, (B) 112,981 shares of Class B non-voting common stock, (C) 32,000 shares of Series A Convertible Preferred Stock, (D) 20,100 shares of Series B Convertible Preferred Stock, (E) 55,000 shares of Series C Convertible Preferred Stock, (F) 55,000 shares of Series D Convertible Preferred Stock, and (G) 55,000 shares of Series E Convertible Preferred Stock. All such outstanding shares have been duly issued and are fully paid and non-assessable.

         (b) Options, Etc. Except as set forth on Schedule 7.21, no Person has outstanding any rights (either preemptive or otherwise) or options (except for the options for common stock issued to employees in accordance with a bona fide option plan approved by the Board of Directors of the Parent) to subscribe for or purchase from the Borrowers, or any warrants or other agreements providing for or requiring the issuance by the Borrowers of, any capital stock or any securities convertible into or exchangeable for its capital stock.

         7.22. FOREIGN ASSETS CONTROL REGULATIONS, ETC. None of the requesting or borrowing of the Loans, the requesting or issuance, extension or renewal of any Letters of Credit or the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. ss. 1 et seq., as amended) (the "Trading With the Enemy Act") or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the "Foreign Assets Control Regulations") or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the "Executive Order") and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, neither the Borrowers nor any of their Subsidiaries or other Affiliates (a) is or will become a "blocked person" as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such "blocked person".

         7.23. OBLIGATIONS CONSTITUTE "SENIOR INDEBTEDNESS". The Obligations of the Borrowers hereunder are and will continue to be "Senior Indebtedness" under and as defined in the 2002 Senior Note Indenture.

         7.24. GUARANTEES OF DE MINIMIS SUBSIDIARIES. Except as permitted under ss.9.1 and ss.9.3, no Borrower has executed a guarantee with respect to Indebtedness incurred by a De Minimis Subsidiary, and no De Minimis Subsidiary has guaranteed any Subordinated Debt.

                            8. AFFIRMATIVE COVENANTS.
                               ---------------------

         The Borrowers covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

         8.1. PUNCTUAL PAYMENT. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Fees and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrowers are party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

         8.2. MAINTENANCE OF OFFICE. Each of the Borrowers will maintain its chief executive office at 2301 Eagle Parkway, Suite 200, Fort Worth, Texas 76117, or at such other place in the United States of America as such Borrower shall designate upon thirty (30) days' prior written notice to the Administrative Agent, where notices, presentations and demands to or upon such Borrower in respect of the Loan Documents to which such Borrower is a party may be given or made.

         8.3. RECORDS AND ACCOUNTS. Each of the Borrowers will (a) keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (c) at all times engage the Accountants and will not permit more than thirty (30) days to elapse between the cessation of such Accountants as the independent certified public accountants of the Borrowers and the appointment in such capacity of a successor firm as shall be satisfactory to the Administrative Agent.

         8.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrowers will deliver to the Administrative Agent and the Lenders:

                  (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrowers, the consolidated and consolidating balance sheets of the Borrowers, each as at the end of such year, and the related consolidated and consolidating statements of income, statements of cash flow, and statements of operations for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with GAAP, and certified, without qualification and without an expression of uncertainty as to the ability of the Borrowers to continue as going concerns, by the Accountants, together with an annual budget and projections prepared by the CFO for the next fiscal year in form and substance satisfactory to the Administrative

         Agent. In addition, simultaneously therewith, the Borrowers shall use their best efforts to provide the Lenders with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such Accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such Accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default;

                  (b) as soon as  practicable,  but in any event not later  than forty-five (45) days after the end of each of the fiscal quarters of the Borrowers, copies of the unaudited consolidated and consolidating balance sheets and statements of operations of the Borrowers, each as at the end of such quarter, and the related consolidated and consolidating statements of cash flow for the portion of the Borrowers' fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the CFO that the information contained in such financial statements fairly presents the financial position of the Borrowers on the date thereof (subject to year-end adjustments);

                  (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the CFO in substantially the form of Exhibit C hereto (a "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.ss.8, 9 and 10 and (if applicable) reconciliations to reflect changes in GAAP since the Interim Balance Sheet Date;

                  (d) as soon as practicable, but in any event not later than fifteen (15) days prior to the commencement of each fiscal year of the Borrowers, a copy of the annual budget, projections, business plan and divisional profit and loss statements for the Borrowers for such fiscal year;

                  (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of any Borrower;

                  (f)  from  time to time  upon  request  of the  Administrative
         Agent, projections of the Borrowers updating those projections delivered to the Lenders and referred to in ss.7.4.3 or, if applicable, updating any later such projections delivered in response to a request pursuant to this ss.8.4(g); and

                  (g)  from  time  to  time  such  other   financial   data  and
         information   (including   accountants'   management  letters)  as  the
         Administrative Agent or any Lender may reasonably request.

         The Borrowers hereby authorize the Lenders to disclose any information obtained pursuant to this Credit Agreement to all appropriate governmental regulatory authorities where required by law; provided however, that the Lenders shall, to the extent practicable and allowable under law, notify the Borrowers within a reasonable period prior to the time any such disclosure is made; and provided further, this authorization shall not be deemed to be a waiver of any rights to object to the disclosure by the Lenders of any such information which any Borrower has or may have under the federal Right to Financial Privacy Act of 1978, as in effect from time to time.

         8.5. NOTICES.

                  8.5.1. DEFAULTS. The Borrowers will promptly notify the Administrative Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default, together with a reasonably detailed description thereof, and the actions the Borrowers propose to take with respect thereto. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit
         Agreement or any other note, evidence of Indebtedness, indenture or other obligation to which or with respect to which any Borrower is a party or obligor in excess of $1,000,000, whether as principal, guarantor, surety or otherwise, the Borrowers shall forthwith give written notice thereof to the Administrative Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

                  8.5.2. ENVIRONMENTAL EVENTS. The Borrowers will promptly notify the Administrative Agent and each of the Lenders, (i) upon any Borrower obtaining knowledge of any violation of any Environmental Law regarding the Real Estate or any Borrower's operations, which violation could have a Material Adverse Effect; (ii) upon any Borrower obtaining knowledge of any potential or known Release or threat of Release of any Hazardous Substance at, from, or into the Real Estate which it reports in writing or is reportable by it in writing to any governmental authority which could have a Material Adverse Effect; (iii) upon any Borrower's receipt of any notice of violation of any Environmental Laws or of any Release or threatened Release of Hazardous Substances, including a notice or claim of liability or potential responsibility from any third party (including without limitation any Governmental Authority) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) any
         Borrower's, or any Person's operation of the Real Estate, (B) contamination on, from or into the Real Estate, or (C) investigation or remediation of offsite locations at which any Borrower, or any of their predecessors is alleged to have directly or indirectly Disposed of Hazardous Substances, which could have a Material Adverse Effect; or
         (iv) upon any Borrower obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Substances with respect to which a lien may be imposed on the Real Estate.

                  8.5.3. NOTIFICATION OF CLAIM AGAINST COLLATERAL. The Borrowers will, immediately upon becoming aware thereof, notify the Administrative Agent and each of the Lenders in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Administrative Agent's rights with respect to the Collateral, are subject.

                  8.5.4. NOTICE OF LITIGATION AND JUDGMENTS. Each of the Borrowers will give notice to the Administrative Agent and each of the Lenders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrowers or to which any Borrower is or becomes a party involving an uninsured claim against any Borrower that could reasonably be expected to have a Material Adverse Effect on the Borrowers and stating the nature and status of such litigation or proceedings. Each of the Borrowers will give notice to the Administrative Agent and each of the Lenders, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrowers in an amount in excess of $1,000,000.

                  8.5.5. NOTICES CONCERNING TAX TREATMENT. In the event that any of the Borrowers determine to take any action inconsistent with its intention to not treat the Loans, Letters of Credit and/or related transactions hereunder as a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), it will promptly notify the Administrative Agent in writing thereof and will provide the Administrative Agent with a duly completed copy of IRS Form 8886 or any successor form. The Borrowers acknowledge that the Administrative Agent and/or one or more of the Lenders may treat its Loans and Letter of Credit Participations as part of a transaction that is subject to Treasury Regulation Section 1.6011-4 or Section 301.6112-1, and the Administrative Agent and such Lender or Lenders, as applicable, will file such IRS forms and maintain such lists and other records as they may determine is required by such Treasury Regulations.

         8.6. LEGAL EXISTENCE; MAINTENANCE OF PROPERTIES. Except where the failure of any Borrower to remain so qualified could not reasonably be expected to result in a Material Adverse Effect, the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and those of its Subsidiaries. Each of the Borrowers (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrowers may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this ss.8.6 shall prevent the Borrowers from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrowers, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect.

         8.7. INSURANCE.

         Each of the Borrowers will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such amount, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements, but in no event less than the amounts and coverages set forth on Schedule 8.7 hereto. In addition, the Borrowers will furnish from time to time, upon the Administrative Agent's request, a summary of the insurance coverage of each of the Borrowers, which summary shall be in form and substance satisfactory to the Administrative Agent and, if requested by the Administrative Agent, will furnish to the Administrative Agent copies of the applicable policies naming the Administrative Agent as loss payee and/or additional insured (as applicable) thereunder.

         8.8. TAXES. Each of the Borrowers will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower shall have set aside on its books adequate reserves with respect thereto; and provided further that such Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

         8.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

                  8.9.1.  GENERAL.  The  Borrowers  shall  permit  the  Lenders, through the Administrative Agent or any of the Lenders' other designated representatives, to visit and inspect any of the properties of the Borrowers, to examine the books of account of the Borrowers (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrowers with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request.

                  8.9.2. COMMUNICATIONS WITH ACCOUNTANTS. The Borrowers authorize the Administrative Agent and, if accompanied by the Administrative Agent, the Lenders to communicate directly with the Accountants and authorizes such Accountants to disclose to the

         Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrowers. At the request of the Administrative Agent, the Borrowers shall deliver a letter addressed to such Accountants instructing them to comply with the provisions of this ss.8.9.2.

         8.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each of the Borrowers will and will cause the De Minimis Subsidiaries to comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its Governing Documents,
(c) all agreements and instruments by which it or any of its properties may be bound and (d) except where noncompliance would not have a Material Adverse Effect, all applicable laws, orders, decrees, orders, judgments, licenses and permits, including without limitation all environmental permits. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any Borrower may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower is a party, the Borrower will immediately take or cause to be taken all reasonable steps within the power of such Borrower to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

         8.11. EMPLOYEE BENEFIT PLANS. The Borrowers will (a) promptly upon filing the same with the Department of Labor or Internal Revenue Service upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, (b) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA and (c) promptly furnish to the Administrative Agent a copy of all actuarial statements required to be submitted under all Applicable Pension Legislation.

         8.12. USE OF PROCEEDS. The Borrowers will use the proceeds of the Loans and obtain Letters of Credit solely for the purposes set forth in ss.7.17.

         8.13.  INTEREST RATE PROTECTION.  The Borrowers will have within ninety
(90) days of the Closing Date, and shall maintain at all times, a minimum aggregate amount of not less than fifty percent (50%) of the notional amount of Consolidated Total Funded Debt as of the Closing Date on a fixed rate long term basis (whether through Swap Contracts or as a result of having a fixed rate of interest by its terms) on terms and conditions reasonably acceptable to the Administrative Agent.

         8.14. NEW BORROWERS. Any newly-created or acquired Subsidiary (other than De Minimis Subsidiaries) shall become a Borrower hereunder on or before the tenth (10th) Business Day after the end of the calendar month in which such Subsidiary was created or acquired or such earlier date as the Administrative Agent may, in its sole discretion, require but no earlier than the tenth (10th) Business Day after the date of the creation or acquisition of such Subsidiary and become a party to the Security Documents by (i) signing a joinder agreement in substantially the form attached hereto as Exhibit D (the "Joinder Agreement"), (ii) signing allonges to the Notes and (iii) providing such other documentation as the Administrative Agent may reasonably request, including, without limitation, documentation with respect to the conditions specified in ss.11 hereof, and one hundred percent (100%) of the Capital Stock (or in the case of a foreign Subsidiary, 65% of the Capital Stock) and assets (excluding motor vehicles and real estate) of such new Subsidiaries shall be pledged to the Administrative Agent for the benefit of the Lenders. In such event, the Administrative Agent is hereby authorized by the parties to update Schedule 2 to include such new Subsidiary.

         8.15.  SUBSIDIARIES.   The  Parent  shall  at  all  times  directly  or
indirectly through a Subsidiary own all of the shares of the Capital Stock of each Subsidiary of the Parent.

         8.16. CLOSURE AND POST CLOSURE LIABILITIES. The Borrowers shall at all times adequately accrue, in accordance with GAAP and as required by applicable Environmental Laws, all closure and post closure liabilities with respect to the operations of the Borrowers.

         8.17. FURTHER ASSURANCES. Each of the Borrowers will cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

         8.18. ENVIRONMENTAL INDEMNIFICATION. THE BORROWERS COVENANT AND AGREE THAT THEY WILL INDEMNIFY AND HOLD THE ADMINISTRATIVE AGENT AND THE LENDERS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, EXPENSE, DAMAGE, LOSS OR LIABILITY INCURRED BY THE ADMINISTRATIVE AGENT OR THE LENDERS (INCLUDING ALL COSTS OF LEGAL REPRESENTATION) RELATING TO (A) ANY RELEASE OR THREATENED RELEASE OF HAZARDOUS SUBSTANCES ON THE REAL ESTATE; (B) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WITH RESPECT TO CONDITIONS AT THE REAL ESTATE OR THE OPERATIONS CONDUCTED THEREON; OR (C) THE INVESTIGATION OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH THE BORROWERS OR THEIR PREDECESSORS ARE ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS SUBSTANCES. IT IS EXPRESSLY ACKNOWLEDGED BY THE BORROWERS THAT THIS COVENANT OF INDEMNIFICATION SHALL INCLUDE CLAIMS, EXPENSE, DAMAGE, LOSS OR LIABILITY INCURRED BY THE ADMINISTRATIVE AGENT OR THE LENDERS BASED UPON

THE ADMINISTRATIVE AGENT'S OR THE LENDERS' NEGLIGENCE, AND THIS COVENANT SHALL SURVIVE ANY FORECLOSURE OR ANY MODIFICATION, RELEASE OR DISCHARGE OF THE SECURITY DOCUMENTS OR THE PAYMENT OF THE OBLIGATIONS AND SHALL INURE TO THE BENEFIT OF THE ADMINISTRATIVE AGENT AND THE LENDERS, THEIR SUCCESSORS AND ASSIGNS.

         8.19. SENECA MEADOWS FINANCIALS. The Borrowers shall deliver to the Administrative Agent no later than October 17, 2003, the audited financial statements of Seneca Meadows for the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002, in form and substance satisfactory to the Administrative Agent.

         8.20. RECEIPT OF PREFERRED STOCK PROCEEDS. The Administrative Agent shall have received no later than November 15, 2003, evidence satisfactory to the Administrative Agent that the Borrowers shall have received net new equity proceeds from the issuance of the Series E Convertible Preferred Stock following the Closing Date equal to at least $1,000,000 from Persons acceptable to the Administrative Agent and on terms satisfactory to the Administrative Agent and the Arranger.

                         9. CERTAIN NEGATIVE COVENANTS.
                            --------------------------

         The Borrowers covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligations to issue, extend or renew any Letters of Credit:

         9.1. RESTRICTIONS ON INDEBTEDNESS. No Borrower will become or be a guarantor or surety of, or otherwise create, incur, assume, or be or remain liable, contingently or otherwise (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services or otherwise), with respect to any Indebtedness of any other Person or incur Indebtedness other than the following; provided that no Event of Default shall have occurred and be continuing and such Indebtedness is permitted by the 2002 Subordinated Note Indenture:

                  (a) Indebtedness to the Lenders and the Administrative Agent arising under any of the Loan Documents;

                  (b) endorsements for collection, deposit or negotiation and warranties of products or services;

                  (c) Indebtedness incurred in connection with the acquisition or lease financing of any real or personal property by such Borrower or under any Capitalized Lease or Synthetic Lease, provided that the aggregate principal amount of such Indebtedness of the Borrowers shall not exceed $20,000,000 at any one time;

                  (d) Indebtedness in respect of Swap Contracts entered into pursuant to ss.8.13;

                  (e) Indebtedness existing on the date hereof and listed and described on Schedule 9.1 hereto, together with any renewals, extensions or refinancings thereof on terms which (i) do not increase the principal amount thereunder, and (ii) are not materially different than those in effect as of the date hereof; provided that no such Indebtedness may be prepaid without prior written consent of the Required Lenders;

                  (f) incurrence by any Borrower of guaranty, suretyship or indemnification obligations in connection with such Borrower's performance of services for its respective customers in the ordinary course of its business;

                  (g) Indebtedness with respect to landfill closure bonds of the Borrowers in an aggregate amount not to exceed $100,000,000;

                  (h) Indebtedness with respect to the L/C Supported IRBs;

                  (i) Unpaid accrued dividends with respect to the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock and Series E Convertible Preferred Stock to the extent treated as Indebtedness under GAAP;

                  (j) Indebtedness of IESI MO Corporation with respect to royalty payments secured by Liens permitted pursuant to ss.9.2.1(ix);

                  (k) Subordinated Debt permitted pursuant to ss.9.7;

                  (l) Indebtedness of the Borrowers under fuel price swaps, fuel price caps, and fuel price collar or floor agreements, and similar agreements or arrangements designed to protect against or manage fluctuations in fuel prices with respect to fuel purchased in the ordinary course of business of the Borrowers ("Fuel Derivatives Obligations"), provided that the aggregate notional amount of such agreements do not exceed $10,000,000 outstanding at any time, the maturity of such agreements do not exceed thirty-six (36) months, and the terms are consistent with past practices of the Borrowers; and

                  (m) Other unsecured Indebtedness in an aggregate amount not to exceed $10,000,000.

         9.2. RESTRICTIONS ON LIENS.

                  9.2.1. PERMITTED LIENS. The Borrowers will not and will not permit the De Minimis Subsidiaries to (a) create or incur or suffer to be created or incurred or to exist any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors;
         (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (g) of the definition of the term "Indebtedness," with or without recourse; provided that the Borrowers may create or incur or suffer to be created or incurred or to exist:

                  (i) Liens to secure taxes, assessments and other government charges in respect of obligations not overdue or Liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

                  (ii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

                  (iii) Liens on properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review and in respect of which the Borrowers have maintained adequate reserves;

                  (iv) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens on properties, in existence less than one hundred twenty (120) days from the date of creation thereof in respect of obligations not overdue;

                  (v) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens and other minor Liens, provided that none of such Liens (A) interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrowers, and
         (B) individually or in the aggregate have a Material Adverse Effect;

                  (vi) Liens  existing on the date hereof and listed on Schedule
         9.2 hereto;

                  (vii) purchase money or lease security interests in or purchase money mortgages on real or personal property acquired or leased after the date hereof to secure purchase money or lease Indebtedness of the type and amount permitted by ss.9.1(c), incurred in connection with the acquisition or lease of such property, which security interests or mortgages cover only the real or personal property so acquired or leased;

                  (viii) Liens in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Security Documents;

                  (ix) Liens on the real property contemplated for use as a landfill in Washington County, Missouri to secure royalty payments to be made by IESI MO Corporation to the former shareholders of WaCo Landholding, Inc. in an amount not to exceed $8,000,000; and

                  (x) Liens, whether created by contract, law, regulation or ordinance, securing Indebtedness permitted by ss.9.1(f), provided that any security granted therefor is limited to (A) rights to payment under, and use of equipment or related assets to perform, the contracts to which such guaranty or suretyship obligations relate, and (B) other Liens arising under the laws of suretyship.

                           9.2.2. RESTRICTIONS ON NEGATIVE PLEDGES AND UPSTREAM LIMITATIONS. The Borrowers will not (a) enter into or permit to exist any arrangement or agreement (excluding the Credit Agreement and the other Loan Documents) which directly or indirectly prohibits any Borrower from creating, assuming or incurring any Lien upon its properties, revenues or assets whether now owned or hereafter acquired, or (b) enter into any agreement, contract or arrangement (excluding the Credit Agreement and the other Loan Documents) restricting the ability of such Borrower to pay or make dividends or distributions in cash or kind to any other Borrower, to make loans, advances or other payments of whatsoever nature to such Borrower, or to make transfers or distributions of all or any part of its assets to such Borrower; in each case other than (i) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under ss.9.2.1, (ii) customary anti-assignment provisions contained in leases and licensing agreements entered into by such Borrower in the ordinary course of its business, and (iii) restrictions contained in the 2002 Subordinated Note Indenture.

         9.3. RESTRICTIONS ON INVESTMENTS. The Borrowers will not make or permit to exist or to remain outstanding any Investment except Investments in:

                  (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by such Borrower;

                  (b) demand deposits, certificates of deposit, bank acceptances and time deposits of United States banks having total assets in excess of $100,000,000;

                  (c) securities commonly known as "commercial paper" maturing not more than nine (9) months from the date of issue and issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

                  (d)  Investments  existing  on the date  hereof  and listed on
         Schedule 9.3 hereto;

                  (e) Investments associated with insurance policies required or allowed by state law to be posted as financial assurance for landfill closure and post-closure liabilities;

                  (f) Investments by any Borrower in any other Borrower;

                  (g) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $250,000 in the aggregate at any time outstanding;

                  (h) Investments by any Borrower in connection with an acquisition permitted by ss.9.5.1; and

                  (i) other Investments not otherwise permitted hereunder not to exceed $10,000,000 in the aggregate at any time outstanding.

         9.4. RESTRICTED PAYMENTS; AMENDMENTS TO DOCUMENTS. The Borrowers will not make any Restricted Payments, except that any Borrower may make Distributions to any other Borrower. The Borrowers shall not, without the prior written consent of the Administrative Agent, effect or permit any change in or amendment to any document or instrument pertaining to the terms of any
Borrower's (other than the Parent's) Capital Stock. The Parent shall not, without the prior written consent of the Administrative Agent, effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Parent's Capital Stock in any manner which would (a) create a mandatory obligation to make any Distribution thereunder or (b) increase the amount of, or accelerate the timing of, any obligation (other than stock issued in connection with acquisitions permitted under ss.9.5.1 and stock issued under existing stock option plans) of the Parent to make any Distribution thereunder or with respect to any of its Capital Stock, or (c) otherwise adversely affect the rights of the Lenders and the Administrative Agent. The Parent will, with respect to any amendment not requiring the prior written consent of the Administrative Agent as set forth above, (i) provide written notice of any such amendment to the Administrative Agent at least seven (7) days prior to the proposed effective date of such amendment and (ii) deliver to the Administrative Agent a certificate from the CFO, in form and substance satisfactory to the Administrative Agent, certifying that such amendment shall not violate the provisions of this ss.9.4.

         9.5. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

                  9.5.1. MERGERS AND ACQUISITIONS. The Borrowers will not become a party to any merger, amalgamation or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except as otherwise provided in this ss.9.5.1. Any of the Borrowers may acquire the assets or stock of any other Borrower, or may merge or consolidate with or into any other Borrower, provided that, in the case of a merger or consolidation of the Parent and a Borrower, the Parent shall be the surviving entity. Any of the Borrowers may acquire all or substantially all of the assets or Capital Stock of any Person, provided that:

                  (a)  for  Material  Acquisitions,  the  Borrowers  shall  have delivered to the Administrative Agent a Compliance Certificate certifying they are in current compliance with and, giving effect to the proposed acquisition (including any borrowings made or to be made in connection therewith), will continue to be in compliance with all of the covenants in ss.10 hereof on a pro forma historical combined basis as if the transaction occurred on the first day of the period of measurement;

                  (b) at the time of such acquisition, no Default or Event of Default has occurred and is continuing, and such acquisition will not otherwise create a Default or an Event of Default hereunder;

                  (c) the business to be acquired is predominantly in the same lines of business as the Borrowers, or businesses reasonably related or incidental thereto;

                  (d) the business to be acquired operates predominantly in the continental United States or Canada;

                  (e) all of the assets to be acquired shall be owned by an existing or newly created Subsidiary of the Parent which Subsidiary shall be a Borrower, one hundred percent (100%) of the assets (excluding motor vehicle equipment) and Capital Stock (or 65% of the Capital Stock in the case of a foreign Subsidiary) of which have been or, simultaneously with such acquisition, will be pledged to the Administrative Agent on behalf of the Lenders (subject to Permitted Liens) or, in the case of a stock or other equity interest acquisition, the acquired company, simultaneously with such acquisition, shall become a Borrower or shall be merged with and into a wholly owned Subsidiary that is a Borrower and such newly acquired or created
         Subsidiary shall otherwise comply with the provisions of ss.8.14 hereof;

                  (f) for Material Acquisitions, not later than seven (7) days prior to the proposed acquisition date, a copy of the purchase
         agreement  and  financial   projections,   together  with  audited  (if
         available, or otherwise unaudited) financial statements for any Subsidiary to be acquired or created for the preceding two (2) fiscal years or such shorter period of time as such Subsidiary has been in existence shall have been furnished to the Administrative Agent;

                  (g) for Material Acquisitions, not later than seven (7) days prior to the proposed acquisition date, (i) a summary of the Borrowers' results of their standard due diligence review, and (ii) in the case of a landfill acquisition, including a review by a Consulting Engineer and a copy of the Consulting Engineer's report shall have been furnished to the Administrative Agent;

                  (h) cash consideration to be paid by such Borrower in connection with any such acquisition or series of related acquisitions (including the aggregate amount of all Indebtedness assumed or incurred), shall not exceed $15,000,000 without the prior written consent of the Administrative Agent and the Required Lenders;

                  (i) the board of directors and (if required by applicable law) the shareholders, or the equivalent thereof, of the Person to be acquired has approved such acquisition; and

                  (j) if such acquisition is made by a merger, a Borrower shall be the surviving entity.

                  9.5.2. DISPOSITION OF ASSETS. The Borrowers will not become a party to or agree to or effect any disposition of assets, other than
         (a) the sale of inventory, the licensing of intellectual property and the disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices, (b) a disposition of assets from a Borrower to any other Borrower, (c) the sale or exchange of routes which in the business judgment of the Borrowers does not have a Material Adverse Effect, (d) assets with a fair market value of less than $15,000,000 per year transferred in connection with an asset sale or swap, which sale or swap in the business judgement of the Borrowers does not have a Material Adverse Effect, and (e) assets with a fair market value in excess of $15,000,000 per year transferred in connection with an asset sale or swap, which sale or swap shall have received the prior written approval of the Administrative Agent and the Required Lenders.

         9.6. SALE AND LEASEBACK. The Borrowers will not enter into any arrangement, directly or indirectly, whereby a Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that such Borrower intends to use for substantially the same purpose as the property being sold or transferred.

         9.7. SUBORDINATED DEBT. The Borrowers will not:

         (a) create, incur, assume, guarantee or be or remain liable, contingently or otherwise for Subordinated Debt in excess of $250,000,000 provided that prior to the incurrence of Subordinated Debt, the Borrowers shall deliver a pro forma compliance certificate to the Administrative Agent certifying as of the date of the incurrence of such Subordinated Debt, after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; or

         (b) amend, supplement or otherwise modify the terms of the Subordinated Debt or prepay, redeem, repurchase or elect or take any action to discharge or defease any of the Subordinated Debt; provided that this ss.9.7 shall not restrict the right of the Parent to (i) amend the 2002 Subordinated Note Indenture or the 2002 Subordinated Notes to extend the maturity thereof or amend any terms therein so as to make such terms less restrictive on the Parent and its Subsidiaries or (ii) make other immaterial amendments to the 2002 Subordinated Note Indenture or the 2002 Subordinated Notes which are not adverse to the Administrative Agent or any of the Lenders; and provided, further, that this ss.9.7 shall not restrict the ability of the Parent to exchange the originally issued 2002 Subordinated Notes for registered notes (the "Exchange Notes") in accordance with the terms of the 2002 Subordinated Note Indenture so long as the terms of the Exchange Notes are no more restrictive on the Parent and its Subsidiaries than the 2002 Subordinated Notes being exchanged.

         9.8. EMPLOYEE BENEFIT PLANS. None of the Borrowers or any ERISA Affiliate will:

                  (a) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Code which could result in a material liability for the Borrowers, taken as a whole; or

                  (b)  permit   any   Guaranteed   Pension   Plan  to  incur  an
         "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; or

                  (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of any Borrower pursuant to ss.302(f) or ss.4068 of ERISA; or

                  (d)  amend  any  Guaranteed   Pension  Plan  in  circumstances
         requiring the posting of security pursuant to ss.307 of ERISA or ss.401(a)(29) of the Code;

                  (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities; or

                  (f) permit or take any action which would contravene any Applicable Pension Legislation.

         9.9. BUSINESS ACTIVITIES. The Borrowers will not engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related businesses.

         9.10. FISCAL YEAR. The Borrowers will not change the date of the end of their fiscal year from that set forth in ss.7.4.1.

         9.11.  TRANSACTIONS  WITH  AFFILIATES.  Except as set forth on Schedule
9.11 hereto, the Borrowers will not engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

         9.12. NEW FRANCHISE AGREEMENTS. Following the Closing Date, the Borrowers shall not enter into any Franchise Agreement with projected up-front Capital Expenditures in excess of $5,000,000 without the consent of the Administrative Agent and the Required Lenders.

                            10. FINANCIAL COVENANTS.
                                -------------------

         The Borrowers covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

         10.1. LEVERAGE RATIO. As at the end of any fiscal quarter, the Leverage Ratio for the Reference Period then ended shall not exceed 4.50:1.00.

         10.2. SENIOR LEVERAGE RATIO. As at the end of any fiscal quarter, the Senior Leverage Ratio for the Reference Period then ended shall not exceed 3.00:1.00.

         10.3. INTEREST COVERAGE. As at the end of any fiscal quarter referenced in the table below, the ratio of (a) EBITDA for the Reference Period then ended to (b) Consolidated Total Interest Expense for such Reference Period shall not be less than the ratio set forth opposite such fiscal quarter in such table:

  ------------------------------------------------------------------------ ------------------------

                                     Fiscal Quarters Ending                         Ratio
  ------------------------------------------------------------------------ ------------------------

  ------------------------------------------------------------------------ ------------------------
                       Closing Date through 12/31/03                              2.75:1.00
  ------------------------------------------------------------------------ ------------------------
                          3/31/04 through 6/30/04                                 3.00:1.00
  ------------------------------------------------------------------------ ------------------------
                                  9/30/04                                         3.25:1.00
  ------------------------------------------------------------------------ ------------------------
                          12/31/04 and thereafter                                 3.50:1.00
  ------------------------------------------------------------------------ ------------------------


         10.4. CONSOLIDATED NET WORTH. The Borrowers will not permit their Consolidated Net Worth at any time to be less than the sum of (a) $165,375,000 plus (b) on a cumulative basis, one hundred percent (100%) of net proceeds of any new equity offering (including equity issued pursuant to ss.11.9), plus (c) fifty percent (50%) of positive Consolidated Net Income for each fiscal quarter following June 30, 2003.

         10.5. CAPITAL EXPENDITURES. The Borrowers will not make annual Capital Expenditures (a) for the fiscal year ending December 31, 2003, in excess of 1.6 times the actual depreciation and landfill depletion expense for such fiscal year, (b) for the fiscal year ending December 31, 2004, in excess of 1.3 times the actual depreciation and landfill depletion expense for such fiscal year, (c) for each of the fiscal years ending December 31, 2005 and December 31, 2006, in excess of 1.2 times the actual depreciation and landfill depletion expense for each such fiscal year, and (d) for each fiscal year ending thereafter, in excess of 1.1 times the actual depreciation and landfill depletion expense for each such fiscal year.

                             11. CLOSING CONDITIONS.
                                 ------------------

         The obligations of the Lenders to make the initial Revolving Credit Loans and/or the Term Loan, as the case may be, and of the Administrative Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent:

         11.1. LOAN DOCUMENTS.

         Each of the Credit Agreement and the other Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

         11.2. CERTIFIED COPIES OF GOVERNING DOCUMENTS. The Administrative Agent shall have received from each of the Borrowers a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of its Governing Documents as in effect on such date of certification.

         11.3. CORPORATE OR OTHER ACTION. All corporate (or other) action necessary for the valid execution, delivery and performance by each of the Borrowers of this Credit Agreement and the other Loan Documents to which such Borrower is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

         11.4. INCUMBENCY CERTIFICATE. The Administrative Agent shall have received from each of the Borrowers an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party; (b) to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

         11.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Administrative Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

         11.6. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Administrative Agent shall have received from each of the Borrowers a completed and fully executed Perfection Certificate and the results of UCC searches with respect to the Collateral, indicating no Liens other than Permitted Liens in form and substance satisfactory to the Administrative Agent.

         11.7. CERTIFICATES OF INSURANCE. The Administrative Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Documents, (b)
certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer) and
(c)   certificate  of  insurance  and  certified   copy  of  policy   evidencing
satisfactory environmental and pollution insurance on terms and conditions satisfactory to the Administrative Agent.

         11.8. LEVERAGE RATIO AND SENIOR LEVERAGE RATIO. The Administrative Agent shall have received a certificate from the CFO, in form and substance satisfactory to the Administrative Agent, certifying that (a) the Senior Leverage Ratio shall not exceed 2.50:1.00 and (b) the Leverage Ratio shall not exceed 4.10:1.00 as of the Closing Date.

         11.9. RECEIPT OF THE PREFERRED STOCK PROCEEDS. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that the Borrowers shall have received net new equity proceeds from the issuance of the Series E Convertible Preferred Stock on or prior to the Closing Date equal to at least $47,000,000 from Persons acceptable to the Administrative Agent and on terms satisfactory to the Administrative Agent and the Arranger.

         11.10. SUBORDINATED DEBT. The Administrative Agent shall have received a certificate from the CFO, in form and substance satisfactory to the Administrative Agent, certifying that (i) the Obligations are permitted senior Indebtedness under the existing Subordinated Debt, and (ii) no default under the existing Subordinated Debt has occurred and is continuing or would result after giving effect to the transactions contemplated by this Credit Agreement and the other Loan Documents.

         11.11. FINANCIAL STATEMENTS AND PROJECTIONS. The Administrative Agent and the Lenders shall have received copies of (a) the consolidated balance sheet of the Borrowers as at the Balance Sheet Date, (b) the consolidated statement of income of the Borrowers for fiscal year 2002, and (c) a satisfactory day one balance sheet and sources and uses of funds, showing the effects of the Seneca Meadows Acquisition, the financing required to effect the Seneca Meadows Acquisition and compliance with all terms and conditions of this Credit Agreement, including the covenants in ss.10 hereof.

         11.12. PROJECTIONS. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, projections of the annual operating budgets of the Borrowers on a consolidated basis, balance sheets and cash flow statements for the 2003 to 2007 fiscal years, which shall disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of the Borrowers, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrowers of the results of operations and other information projected therein.

         11.13. OPINIONS OF COUNSEL. The Administrative Agent shall have received a favorable legal opinion addressed to the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Administrative Agent, from:

         (a) Kelly, Hart & Hallman, counsel to the Borrowers;

         (b) Drinker, Biddle & Reath, special counsel to the Borrowers in Pennsylvania;

         (c) Craft, Fridkin & Rhyme, LLC, special counsel to the Borrowers in Missouri;

         (d) McDermott, Will & Emery, special counsel to the Borrowers in New York and New Jersey;

         (e) Johnson Law Firm, special counsel to the Borrowers in Arkansas;

         (f) Crowe & Dunlevy, P.C. special counsel to the Borrowers in Oklahoma; and

         (g) Gold, Weems, Bruser, Sues & Rundell, special counsel to the Borrowers in Louisiana.

         11.14. ENVIRONMENTAL PERMIT CERTIFICATE. The Administrative Agent shall have received an environmental permit certificate, in the form attached hereto as Exhibit E, from the Parent satisfactory to the Administrative Agent concerning principal operating permits at the Borrowers' principal operating facilities.

         11.15. SENECA MEADOWS ACQUISITION.

         The Administrative Agent shall have received evidence that (a) the Seneca Meadows Acquisition has been successfully completed, (b) the promissory note executed by IESI NY Corporation in favor of Frank DiMino in connection with the Seneca Meadows Acquisition in the aggregate amount of $125,000,000 has been paid in full and (c) the promissory note executed by Seneca Meadows in favor of Frank DiMino in connection with the Seneca Meadows Acquisition in the aggregate amount of $60,000,000 has been paid in full.

         11.16. ENVIRONMENTAL ASSESSMENT OF SENECA MEADOWS LANDFILL.

         The   Administrative   Agent  shall  have  received  an   environmental
assessment of the Seneca Meadows landfill satisfactory to the Administrative Agent from the Administrative Agent's independent environmental engineer.

         11.17. PAYMENT OF FEES. The Borrowers shall have paid all fees required to be paid on the Closing Date in connection with this Credit Agreement and the other Loan Documents.

         11.18.   PAYOFF.   The   Administrative   Agent  shall  have   received
satisfactory evidence of the payment in full of the Prior Credit Agreement.

         11.19. PATRIOT ACT. The Administrative Agent shall have received any documentation and other information required by bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including without limitation the USA Patriot Act.

                        12. CONDITIONS TO ALL BORROWINGS.
                            ----------------------------

         The obligations of the Lenders to make any Loan, including the Revolving Credit Loan, the Term Loan and the Swingline Loan, and of the Administrative Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

         12.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of each of the Borrowers contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, amendment, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate do not create a Material Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

         12.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Administrative Agent would make it illegal for the Administrative Agent to issue, extend or renew such Letter of Credit.

         12.3. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Administrative Agent and the Administrative
Agent's Special Counsel, and the Lenders, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

         12.4. SUBORDINATED DEBT COMPLIANCE CERTIFICATE. If, after taking into account the requested Loans or Letters of Credit, (a) the aggregate amount of all outstanding and requested Loans plus the Maximum Drawing Amount of all outstanding and requested Letters of Credit plus all Unpaid Reimbursement Obligations, the Borrowers would be subject to the debt incurrence test pursuant to Section 406(1) of the 2002 Subordinated Note Indenture, or (b) the Fixed Charge Coverage Ratio (as defined in the 2002 Subordinated Note Indenture) would be less than 2.50:1.00, the Administrative Agent shall have received a certificate in the form of Exhibit H hereto demonstrating compliance with the indebtedness covenants of the 2002 Subordinated Note Indenture on a pro forma historical basis as if such borrowing occurred on the first day of the period of measurement.

                    13. EVENTS OF DEFAULT; ACCELERATION; ETC.
                        ------------------------------------

         13.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                  (a) the Borrowers shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (b) the Borrowers shall fail to pay any interest on the Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents, within five (5) Business Days the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (c) the Borrowers shall fail to comply with any of the covenants contained inss.ss.8.2, 8.3, 8.5, 8.6, 8.9, 8.14, 8.16, 9 or
         10;

                  (d) the Borrowers shall fail to comply with any of the covenants contained inss.ss.8.4, 8.10 or 8.18 for ten (10) days;

                  (e) the Borrowers shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.14.1) for thirty (30) days after written notice of such failure has been given to the Borrowers by the Administrative Agent;

                  (f) any representation or warranty of any of the Borrowers in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

                  (g) any of the Borrowers shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $1,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases in an aggregate amount in excess of $1,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

                  (h) any of the Borrowers shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of such Borrower or of any substantial part of the assets of such Borrower or shall commence any case or other proceeding relating to such Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against such Borrower and such Borrower shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five
         (45) days following the filing thereof;

                  (i) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any of the bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of such Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                  (j) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against any of the Borrowers, that, with other outstanding final judgments, undischarged, against such Borrower exceeds in the aggregate $1,000,000, after taking into account any undisputed insurance coverage;

                  (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrowers party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                  (l) any of the Borrowers or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $1,000,000, or the Borrowers or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $1,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning ofss.302(f)(1) of ERISA), provided that the Administrative Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of any of the Borrowers to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and (B) could constitute grounds for the termination of such

         Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

                  (m) a Change of Control  shall  occur;

                  (n) Charles "Mickey" Flood and Thomas Cowee shall cease to serve as senior management of the Parent and shall not be replaced by other Persons reasonably acceptable to the Required Lenders within ninety (90) days; or

                  (o) any "Default" or "Event of Default" under and as defined in the 2002 Subordinated Note Indenture or the 2002 Subordinated Notes shall have occurred;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; provided that in the event of any Event of Default specified in ss.ss.13.1(h) and 13.1(i), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender. Upon demand by the Required Lenders after the occurrence of any Event of Default, the Borrowers shall immediately provide to the Administrative Agent cash in an amount equal to the aggregate Maximum Drawing Amount of all Letters of Credit outstanding, to be held by the Administrative Agent as collateral security for the Obligations.

         13.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in ss.13.1(h) or ss.13.1(i) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrowers and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Administrative Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the Revolving Credit Commitment hereunder shall relieve the Borrowers of any of the Obligations.

         13.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to ss.13.1, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

         13.4. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

                  (a)  First,  to the  payment  of,  or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

                  (b) Second, to all other Obligations; provided that (i) distributions shall be made (A) pari passu among Obligations and (B) with respect to each type of Obligation owing to the Lenders, such as interest, principal, fees and expenses, among the Lenders pro rata in accordance with the amount of all such Obligations outstanding, and
         (ii) the Administrative Agent may in its discretion make proper allowance to take into account any Obligations (i.e. Letters of Credit) not then due and payable;

                  (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-608(a)(1)(C) or

         9-615(a)(3)  of the Uniform  Commercial  Code of the State of New York;
         and

                  (d) Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

                                 14. THE AGENTS.
                                     ----------

         14.1. AUTHORIZATION.

                  (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, including the authority, without the necessity of any notice to or further consent of the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect, maintain perfected or insure the priority of the security interest in and liens upon the Collateral granted pursuant to the Security
         Documents, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

                  (b) The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders.

                  (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

         14.2. EMPLOYEES AND ADMINISTRATIVE AGENT. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

         14.3. NO LIABILITY. Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

         14.4. NO REPRESENTATIONS.

                  14.4.1. GENERAL. The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Loans, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Loans, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrowers, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Loans or to inspect any of the properties, books or records of the Borrowers. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrowers or any Lender shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of the Borrowers. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

                  14.4.2. CLOSING DOCUMENTATION, ETC. For purposes of determining compliance with the conditions set forth in ss.11, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent or the Arranger to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent or the Arranger active upon the Borrowers' account shall have received notice from such Lender prior to the Closing Date specifying such Lender's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent or the Arranger to such effect on or prior to the Closing Date.

         14.5. PAYMENTS.

                  14.5.1. PAYMENTS TO ADMINISTRATIVE AGENT. A payment by the Borrowers to the Administrative Agent hereunder or under any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Administrative Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

                  14.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  14.5.3. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Administrative Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (b) to comply with the provisions of ss.16.1 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         14.6. HOLDERS OF NOTES. The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         14.7. INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent or such affiliate has not been reimbursed by the Borrowers as required by ss.16.2), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

         14.8. ADMINISTRATIVE AGENT AS LENDER. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment, the Loans made by it, the Letters of Credit issued by it and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent.

         14.9. RESIGNATION. The Administrative Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrowers. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring
Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than "A" or its equivalent by S&P. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative

Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         14.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this ss.14.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

         14.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Lenders may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Administrative Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

         14.12. ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM.

         (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial, administrative or like proceeding or any assignment for the benefit of creditors relative to the Borrowers, the Administrative Agent (irrespective of whether the principal of any Loan, Reimbursement Obligation or Unpaid Reimbursement Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding, under any such assignment or otherwise:

                  (i) to file and  prove a claim  for the  whole  amount  of the principal and interest owing and unpaid in respect of the Loans, Reimbursement Obligations or Unpaid Reimbursement Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under ss.ss.2.3, 4.6, 5.1 and 16.2) allowed in such proceeding or under any such assignment; and

                  (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

         (b) Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding or under any such assignment is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, nevertheless to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under ss.ss.2.3, 4.6, 5.1 and 16.2.

         (c) Nothing contained herein shall authorize the Administrative Agent to consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations owed to such Lender or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding or under any such assignment.

         14.13. DUTIES OF SYNDICATION AGENT. The Syndication Agent shall not have any right, power, obligation, liability, responsibility or duty under this Credit Agreement or any of the other Loan Documents other than those applicable to it in its capacity as a Lender.

                        15. ASSIGNMENT AND PARTICIPATION.
                            ----------------------------

         15.1. GENERAL CONDITIONS. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrowers may assign or otherwise transfer any of its rights or obligations hereunder or under any of the Loan Documents without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (a) to an Eligible Assignee in accordance with the provisions of ss.15.2, (b) by way of participation in accordance with the provisions of ss.15.4 or (c) by way of pledge or assignment of a security interest subject to the restrictions of ss.15.6 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in ss.15.4 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement or any of the other Loan Documents.

         15.2. ASSIGNMENTS. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that:

                  (a) except in the cases of an assignment of the entire remaining amount of the assigning Lender's Revolving Credit Commitment or Term Loan Amount or of an assignment to a Lender or a Lender Affiliate, the aggregate amount of the Revolving Credit Commitment or Term Loan Amount or assigned shall not be less than $1,000,000 (which shall be in the aggregate in the case of simultaneous assignment to or by two or more Approved Funds) unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed);

                  (b) any assignment of a Revolving Credit Commitment or Term Loan Amount must be approved by the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Parent (each such approval not to be unreasonably withheld) unless the Person that is the proposed assignee is itself a Lender with a Revolving Credit Commitment or Term Loan Amount (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and

                  (c) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in the event of simultaneous assignments to or by two or more Approved Funds, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to ss.15.3, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Acceptance have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of (i) ss.ss.5.2.2, 5.6, 5.7 and 5.9 with respect to facts and circumstances occurring prior to the effective date of such assignment and (ii) ss.16.3 notwithstanding such assignment. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this paragraph shall be treated for purposes of this

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                                      -93-

Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with ss.15.4.

         15.3. REGISTER. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitments or Term Loan Amount of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         15.4. PARTICIPATIONS. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Credit Agreement (including all or a portion of its Revolving Credit Commitment or Term Loan Amount and/or the Loans owing to it); provided that (a) such Lender's obligations under this Credit Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (c) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Revolving Credit Commitment or Term Loan Amount of such Lender as it relates to such Participant, reduce the amount of any Commitment Fee or Letter of Credit Fees to which such Participant is entitled or extend any regularly scheduled payment date for principal or interest. Subject to ss.15.5, each of the Borrowers agrees that each Participant shall be entitled to the benefits of ss.ss.5.2.2, 5.6, 5.7 and 5.9 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to ss.15.2. To the extent permitted by law, each Participant also shall be entitled to the benefits of ss.16.1 as though it were a Lender, provided such Participant agrees to be subject to ss.16.1 as though it were a Lender.

         15.5. PAYMENTS TO PARTICIPANTS. A Participant shall not be entitled to receive any greater payment under ss.ss.5.2.2, 5.6 and 5.7 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the

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                                      -94-

benefits of ss.5.2.2 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with ss.5.2.2 as though it were a Lender.

         15.6. MISCELLANEOUS ASSIGNMENT PROVISIONS. A Lender may at any time grant a security interest in all or any portion of its rights under this Credit Agreement to secure obligations of such Lender, including without limitation (a) any pledge or assignment to secure obligations to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341 and (b) with respect to any Lender that is a Fund, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such Fund as security for such obligations or securities or any institutional custodian for such Fund or for such lender; provided that no such grant shall release such Lender from any of its obligations hereunder, provide any voting rights hereunder to the secured party thereof, substitute any such secured party for such Lender as a party hereto or affect any rights or obligations of the Borrowers or Administrative Agent hereunder.

         15.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWERS. If any assignee Lender is an Affiliate of the Borrowers, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.13.1 or ss.13.2, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans or Reimbursement Obligations. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a Participant, and such Participant is one of the Borrowers or an Affiliate of the Borrowers, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. Such transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to ss.13.1 or ss.13.2 to the extent that such participation is beneficially owned by the Borrowers or any Affiliate of the Borrowers, and the determination of the Required Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation.

         15.8. SPECIAL PURPOSE FUNDING VEHICLE. Notwithstanding anything to the contrary contained in this ss.15, any Lender other than a Lender affiliated with a Borrower (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time delivered by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Credit Agreement, provided that (a) nothing herein shall constitute a commitment to make any Loan by any SPC, (b) the Granting Lender's obligations under this Credit Agreement shall remain unchanged, (c) the Granting Lender should retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement and (d) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any expense reimbursement, indemnity or similar payment obligation under this Credit Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Credit Agreement) that, prior to the date that is one year and one day after the later of (i) the payment in full of all outstanding senior indebtedness of any SPC and (ii) the Revolving Credit Loan Maturity Date, or, as applicable, the Term Loan Maturity Date, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States of America or any State thereof. In addition, notwithstanding anything to the contrary contained in this ss.15.8, any SPC may (A) with notice to, but (except as specified below) without the prior written consent of, the Borrowers or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions (consented to by the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrowers, which consents shall not be unreasonably withheld or delayed) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and
(B) disclose on a confidential basis any non-public information relating to its Loans (other than financial statements referred to in ss.ss.7.4 or 8.4) to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall the Borrowers be obligated to pay to an SPC that has made a Loan any greater amount than the Borrowers would have been obligated to pay under this Credit Agreement if the Granting Lender had made such Loan. An amendment to this ss.15.8 without the written consent of an SPC shall be ineffective insofar as it alters the rights and obligations of such SPC.

                     16. PROVISIONS OF GENERAL APPLICATIONS.
                         ----------------------------------

         16.1. SETOFF. The Borrowers hereby grant to the Administrative Agent and each of the Lenders a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Administrative Agent and each Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Administrative Agent or such Lender or any Lender Affiliate and their successors and assigns or in transit to any of them. Regardless of the adequacy of any collateral, if any of the Obligations are due and payable and have not been paid or any Event of Default shall have

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                                      -96-

occurred, any deposits or other sums credited by or due from any of the Lenders to such Borrower and any securities or other property of such Borrower in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Borrower to such Lender. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWERS ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         16.2. EXPENSES. The Borrowers jointly and severally agree to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein,
(b) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Lenders (other than taxes based upon the Administrative Agent's or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify the Administrative Agent and each Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of the
Administrative Agent's Special Counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the fees, expenses and disbursements of the Administrative Agent or any of its affiliates incurred by the Administrative Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering, appraisal and examination charges, (e) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral, (f) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Administrative Agent, and reasonable consulting, accounting, appraisal, investment bankruptcy and similar professional fees and charges) incurred by any Lender or the Administrative Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrowers or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with the Borrowers and (g) all reasonable fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with UCC searches, UCC filings, intellectual property searches or intellectual property filings. The covenants contained in this ss.16.2 shall survive payment or satisfaction in full of all of the Obligations.

         16.3. INDEMNIFICATION. The Borrowers jointly and severally agree to indemnify and hold harmless the Administrative Agent, its affiliates and the Lenders and their respective Related Parties from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation,
(a) any actual or proposed use by the Borrowers of the proceeds of any of the Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Administrative Agent upon the transfer of funds from lock box, bank agency, concentration accounts or otherwise under any cash management arrangements with the Borrowers or in connection with the provisional honoring of funds transfers, checks or other items, (c) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrowers comprised in the Collateral, (d) the Borrowers entering into or performing this Credit Agreement or any of the other Loan Documents or (e) with respect to the Borrowers and their respective properties and assets, the violation of any Environmental Law, Disposal, Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Lenders and the Administrative Agent and its affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ss.16.3 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this ss.16.3 shall survive payment or satisfaction in full of all other Obligations.

         16.4. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

                  16.4.1.   CONFIDENTIALITY.   Each  of  the   Lenders  and  the
         Administrative Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrowers pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this ss.16.4, or becomes available to any of the Lenders or the Administrative Agent on a nonconfidential basis from a source other than the Borrowers, (b) to the extent required by statute, rule, regulation or judicial process,
         (c) to counsel for any of the Lenders or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent, or to auditors or accountants, (e) to the Administrative Agent, any Lender or any Financial Affiliate, (f) in connection with any litigation to which any one or more of the Lenders, the Administrative Agent or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Lender Affiliate or a Subsidiary or affiliate of the Administrative Agent, (h) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, pledgee, participant or counterparty, as the case may be, agrees to be bound by the provisions of ss.16.4 , (i) with the consent of the Borrowers and (j) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this ss.16.4.1). Moreover, each of the Administrative Agent, the Lenders and any Financial Affiliate is hereby expressly permitted by the Borrowers to refer to any of the Borrowers in connection with any advertising, promotion or marketing undertaken by the Administrative Agent, such Lender or such Financial Affiliate and, for such purpose, the Administrative Agent, such Lender or such
         Financial Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with the Borrowers or any of their businesses. Notwithstanding anything herein to the contrary, the Administrative Agent, each Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of the aforementioned Persons), and any other party, may disclose to any and all Persons, without limitation of any kind (a) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding the U.S. federal or state income tax treatment of such transactions ("tax structure"), which facts shall not include for this purpose the names of the parties or any other Person named herein, or information that would permit identification of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or tax structure, and (b) all materials of any kind (including opinions or other tax analyses) that are provided to the Borrowers, the Administrative Agent or such Lender relating to such tax treatment or tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

                  16.4.2. PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Lenders and the Administrative Agent shall, prior to disclosure thereof, notify the

         Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of such Lender by such governmental agency) or pursuant to legal process.

                  16.4.3. OTHER. In no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished to it or any Financial Affiliate by the Borrowers. The obligations of each Lender under this ss.16.4 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to the Borrowers prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

         16.5. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrowers pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of the Borrowers pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower hereunder.

         16.6. NOTICES. Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                  (a) if to the Borrowers, at IESI Corporation, 2301 Eagle Parkway, Suite 200, Fort Worth, Texas 76117, Attention: Thomas Cowee, Senior Vice President and Chief Financial Officer, fax number: (817) 632-4542, or at such other address for notice as the Borrowers shall last have furnished in writing to the Person giving the notice;

                  (b) if to the Administrative Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Timothy M. Laurion, Managing Director, Mail Stop MA DE 10008H, fax number: (617) 434-2160 or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice; and

                  (c) if to any Lender,  at such  Lender's  address set forth on
         Schedule 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof. Any notice or other communication to be made hereunder or under the Notes or any Letter of Credit Applications, even if otherwise required to be in writing under other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications, may alternatively be made in an electronic record transmitted electronically under such authentication and other procedures as the parties hereto may from time to time agree in writing (but not an electronic record), and such electronic transmission shall be effective at the time set forth in such procedures. Unless otherwise expressly provided in such procedures, such an electronic record shall be equivalent to a writing under the other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications, and such authentication, if made in compliance with the procedures so agreed by the parties hereto in writing (but not an electronic record), shall be equivalent to a signature under the other provisions of this Credit Agreement, the Notes or any Letter of Credit Applications.

         16.7. GOVERNING LAW. THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN GENERAL OBLIGATIONS LAW SS.5-1401 AND SS.5-1402). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATED DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN SS.16.6. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         16.8.  HEADINGS.   The  captions  in  this  Credit  Agreement  are  for
convenience of reference only and shall not define or limit the provisions hereof.

         16.9. COUNTERPARTS. This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any Loan Document or of any amendment or waiver hereto or thereto shall be as effective as an original executed counterpart hereof or thereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or thereof or such amendment or waiver, as the case may be, will be delivered.

         16.10. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.16.12.

         16.11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. Except as prohibited by law, each of the parties hereto hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers (a) certifies that no representative, agent or attorney of any Lender or the Administrative Agent has represented, expressly or otherwise, that such Lender or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that each of the Administrative Agent and the Lenders have been induced to enter into this Credit Agreement and the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

         16.12. CONSENTS, AMENDMENTS, WAIVERS, ETC. (a) Except as set forth in subsections (b) and (c) below, any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrowers of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Required Lenders.

         (b) No amendment, modification or waiver with respect to the following shall be effective without the written consent of the Borrowers and each Lender directly affected thereby:

                  (i) reduce or forgive the principal amount of any Revolving Credit Loans or Term Loan, as the case may be, or Reimbursement Obligations, or reduce the rate of interest on the Revolving Credit Loans or applicable Term Loan, as the case may be, or the amount of the Commitment Fee or Letter of Credit Fees;

                  (ii) increase the amount of such Revolving Lender's Revolving Credit Commitment or such Term Lender's Term Loan Amount, or extend the expiration date of such Revolving Credit Lender's Revolving Credit Commitment;

                  (iii) postpone or extend the Revolving Credit Loan Maturity Date or the Term Loan Maturity Date or any other regularly scheduled dates for payments of principal of, or interest on, the Loans or Reimbursement Obligations or any Fees or other amounts payable to such Lender (it being understood that any vote to rescind any acceleration made pursuant to ss.13.1 of amounts owing with respect to the Loans and other Obligations shall require only thE approval of the Required Lenders);

                  (iv) other than pursuant to a transaction permitted by the terms of this Credit Agreement, release (A) all or substantially all of the Collateral (excluding, if any Borrower becomes a debtor under the federal Bankruptcy Code, the release of "cash collateral", as defined in Section 363(a) of the federal Bankruptcy Code pursuant to a cash collateral stipulation with the debtor approved by the Required Lenders) or (B) any Borrower of its Obligations hereunder;

                  (v) amend or modify the provisions of ss.3.6 (Mandatory Prepayments of the Term Loan), ss.13.4 (Distribution of Collateral Proceeds or ss.17 (Pari Passu Treatment);

         (c) No amendment, modification or waiver shall without the written consent of all of the Lenders, amend or waive this ss.16.12 or the definition of "Required Lenders";

         (d) No amendment, modification or waiver shall without the written consent of the Administrative Agent, amend or waive ss.ss.2.10 or 14, the amount or time of payment of any fees payable for the Administrative Agent's account or any LetTeR of Credit Fees payable for the Administrative Agent's account or any other provision applicable to the Administrative Agent.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

         16.13. BORROWERS' REPRESENTATIVE. Each of the Borrowers hereby irrevocably appoints the Parent as such Borrower's representative and agent for all purposes under this Credit Agreement and authorizes the Parent, on behalf of each such Borrower and in each such Borrower's name to give and receive all notices and documents, certificates and instruments to be given or received by the Borrowers or any of them in connection with this Credit Agreement and the other Loan Documents, including receipt of service of legal process in connection with any suit or proceeding arising under, or in connection with the transactions contemplated by this Credit Agreement, delivery of Loan Requests, Conversion Requests, Compliance Certificates and requests for waivers and amendments and to acknowledge or consent to any amendments, waivers or assignments.

         16.14. SEVERABILITY. The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

                            17. PARI PASSU TREATMENT.
                                --------------------

         (a) Following the occurrence and during the continuance of any Event of Default, each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against any Borrower (pursuant to ss.16.1 or otherwise), including a secured claim under Section 506 of the federal Bankruptcy Code or other security or interest arising from or in lieu of, such secured claim, received by such Bank under any applicable bankruptcy, insolvency or other similar law or otherwise, obtain payment (voluntary or involuntary) in respect of the Loans, and other Obligations held by it as a result of which the unpaid principal portion of the Loans and the Obligations held by it shall be proportionately less than the unpaid principal portion of the Loans and Obligations held by any other Lender, it shall be deemed to have simultaneously purchased from such other Lender a participation in the Loans and Obligations held by such other Lender, so that the aggregate unpaid principal amount of the Loans, Obligations and participations in Loans and Obligations held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of the Loans and Obligations then Outstanding as the principal amount of the Loans and other Obligations held by it prior to such exercise of banker's lien, setoff or counterclaim was to the principal amount of all Loans and other Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this ss.17 and the payment giving rise thereto shall thereafter be recovered, sucH purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest.

         (b) Each Borrower expressly consents to the foregoing arrangements and agrees that any Person holding such a participation in the Loans and the Obligations deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Person as fully as if such Person had made a Loan directly to such Borrower in the amount of such participation.

         (c) Nothing contained in this ss.17 shall impair, as between the Borrowers and any Lender, the obligation of the BorrowerS to pay such Lender all amounts payable in respect of such Lender's Loans and other Obligations as and when the same shall become due and payable in accordance with the terms thereof.

                           18. PRIOR CREDIT AGREEMENT.
                               ----------------------

         This Credit Agreement shall supersede the Prior Credit Agreement in its entirety, except as provided in this ss.18. On thE Closing Date, the rights and obligations of the parties under the Prior Credit Agreement which remain Lenders hereunder shall be subsumed within and be governed by this Credit Agreement. The Borrowers acknowledge and agree that the UCC financing statements previously filed in connection with the Prior Credit Agreement and the other Security Documents shall remain in full force and effect and shall apply as of the Closing Date with respect to the Obligations hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as of the date first set forth above.


                                       IESI CORPORATION
                                       IESI TX CORPORATION
                                       IESI NY CORPORATION
                                       IESI NJ CORPORATION
                                       IESI NJ RECYCLING
                                             CORPORATION
                                       IESI AR CORPORATION
                                       IESI MO CORPORATION
                                       IESI AR LANDFILL CORPORATION
                                       IESI PA CORPORATION
                                       IESI TX GP CORPORATION
                                       IESI OK CORPORATION
                                       IESI PA BETHLEHEM LANDFILL
                                             CORPORATION
                                       IESI PA BLUE RIDGE LANDFILL
                                             CORPORATION
                                       IESI LA CORPORATION
                                       IESI LA LANDFILL CORPORATION
                                       CENTER POINT DISPOSAL, INC.
                                       AMD INC.
                                       TOTAL WASTE SYSTEMS, INC.
                                       TWS, INC.
                                       TWS OF SOUTHWESTERN OKLAHOMA, INC.
                                       ERVIN'S TRASH SERVICE, INC.
                                       GRAND LAKE SANITATION, INC.
                                       TWS OF CADDO COUNTY, INC.
                                       ENVIROCLEAN SYSTEMS, INC.
                                       CENTRAL LOUISIANA WASTE, LLC
                                       IESI MO LANDFILL CORPORATION
                                       IESI STL, LLC
                                       BEST DISPOSAL SERVICE, INC.
                                       WCI SYSTEMS, INC.
                                       SENECA MEADOWS, INC.


                                       By:
                                          --------------------------------------
                                          Thomas J. Cowee, Senior Vice President


                                       IESI TX LANDFILL LP,
                                       By IESI TX GP Corporation, its General
                                       Partner

                                       By:
                                          --------------------------------------
                                          Thomas J. Cowee, Senior Vice President


                                       IESI DE LP CORPORATION
                                       IESI DE CORPORATION


                                       By:
                                          --------------------------------------
                                       Name: Robert W. Grier
                                       Title:  President

                                       FLEET NATIONAL BANK, individually
                                            and as Administrative Agent



                                       By: _____________________________________
                                              Timothy M. Laurion, Managing
                                                    Director

                                       LASALLE BANK NATIONAL ASSOCIATION



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       [INSERT OTHER LENDERS]



                                       By: _____________________________________
                                              Name: